UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-66



                          American Balanced Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (415) 421-9360

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003





                                 Patrick F. Quan
                                    Secretary
                          American Balanced Fund, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky &Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMERICAN BALANCED FUND

SPECIAL REPORT:
MANAGING YOUR FUND'S INVESTMENTS

[photo of an orchard]

Annual report for the year ended December 31, 2003

AMERICAN BALANCED FUND(R) seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                                   1
The value of a long-term perspective                                     2
Managing your fund's investments                                         4
Investment portfolio                                                    11
Financial statements                                                    28
Directors and officers                                                  39
What makes American Funds different?                            back cover

THE FUND'S 30-DAY YIELD FOR CLASS A SHARES AS OF JANUARY 31, 2004, CALCULATED IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE COMMISSION FORMULA, WAS 1.70%. THE FUND'S DISTRIBUTION RATE FOR CLASS A SHARES AS OF THAT DATE WAS 1.98%. BOTH REFLECT THE 5.75% MAXIMUM SALES CHARGE. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results shown in this report are for Class A shares. Results for other share classes can be found on page 38. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE SHARE PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

AMERICAN BALANCED FUND RESULTS OVER THE PAST 28 YEARS*
(yearly returns through December 31)


                                                          Value of           Income            Total
                                                          principal          return           return+

1976                                                       +20.0%             +6.0%           +26.0%
1977                                                        -4.5              +5.2             +0.7
1978                                                        +0.6              +5.6             +6.2
1979                                                        +1.6              +6.0             +7.6
1980                                                        +7.1              +7.3            +14.4
1981                                                        -3.5              +7.9             +4.4
1982                                                       +20.8              +8.6            +29.4
1983                                                        +8.4              +7.7            +16.1
1984                                                        +2.2              +7.2             +9.4
1985                                                       +22.3              +6.8            +29.1
1986                                                       +10.9              +6.0            +16.9
1987                                                        -2.3              +6.3             +4.0
1988                                                        +6.6              +6.3            +12.9
1989                                                       +14.9              +6.6            +21.5
1990                                                        -7.3              +5.7             -1.6
1991                                                       +18.6              +6.1            +24.7
1992                                                        +4.4              +5.1             +9.5
1993                                                        +6.3              +5.0            +11.3
1994                                                        -4.2              +4.5             +0.3
1995                                                       +22.4              +4.7            +27.1
1996                                                        +9.2              +4.0            +13.2
1997                                                       +17.1              +3.9            +21.0
1998                                                        +7.5              +3.6            +11.1
1999                                                        -0.1              +3.6             +3.5
2000                                                       +12.0              +3.9            +15.9
2001                                                        +4.5              +3.7             +8.2
2002                                                        -9.0              +2.7             -6.3
2003                                                       +20.2              +2.6            +22.8

Average annual total return for 28 full calendar years:                                       +12.4%

*Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.
+Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

FELLOW SHAREHOLDERS:

[photo of a field]

In 2003, American Balanced Fund produced a total return of 22.8%, exceeding the Lipper Balanced Funds Index, which had a total return of 19.9%. Stocks, as measured by Standard & Poor's 500 Composite Index, had a total return of 28.7%. U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, provided a total return of 4.1%. The latter two indexes are unmanaged.

After suffering declines for the past three years, stocks rebounded strongly in 2003. Corporate earnings increased significantly in response to the economic recovery and the cost-cutting efforts begun during the recession. In addition, the dramatic weakness of the U.S. dollar also pushed earnings higher for many companies. While the dollar decline is of some concern longer term, this favorable impact on earnings should continue in 2004. The sharp recovery in stocks has brought the market to a level 43% higher than its low in October 2002. Bonds generally produced adequate returns with a lot of volatility and disparity among the sectors of the bond market.

BROAD STOCK RECOVERY

In 2003, American Balanced Fund benefited from a larger allocation to stocks, which we had established late in 2002, and from excellent selection within the bond portfolio. The strength in the stock market was very broadly based, with virtually all sectors showing positive returns. The fund's approximately 9% position in technology stocks helped greatly, with EMC and Intel both more than doubling in price. In addition, a variety of other stocks helped the portfolio, including Caterpillar (+82%) and J.P. Morgan Chase (+53%). FleetBoston Financial rose 80% in the wake of an agreement to be acquired by Bank of America. On the negative side, our position in pharmaceuticals hurt our results, with Merck and Johnson & Johnson showing declines. AT&T had another disappointing year, with a decline of 22%.

INCREASING RETAIL HOLDINGS

Within the portfolio, we substantially increased our exposure to the retail sector from 4.4% to 6.7% as high-quality stocks such as Wal-Mart and Walgreen seemed to offer attractive opportunities. Earlier in the year, we reduced our positions in both the telecommunications and energy sectors. We also increased our exposure to the mortgage finance sector.

Toward the end of 2002, we reduced our holdings in government bonds, reinvesting the proceeds in corporate bonds at considerably higher yields. In 2003, spurred by the improving economy and hopes for stronger corporate balance sheets, corporate bonds rallied. Our bond investments in automobiles, media and gaming did especially well.

It is American Balanced Fund's policy to have between 50% and 75% invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. After increasing our equity exposure late in 2002, our stock and bond allocation was relatively stable throughout 2003. At year-end, it was 65% in equities, 30% in bonds and 5% in cash.

Since its inception 71 years ago, the fund has approached the management of its investments as though they constituted the complete investment program of the prudent investor. Our special report on page 4 discusses how this principle affects the fund's investment strategy.

We welcome our new shareholders and thank our continuing investors for their support.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell
Chairman of the Board

/s/ J. Dale Harvey
J. Dale Harvey
President

February 12, 2004

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

[Begin Sidebar]
[photo of an orchard]
IT IS AMERICAN BALANCED FUND'S POLICY TO HAVE BETWEEN 50% AND 75% INVESTED IN COMMON STOCKS AT ALL TIMES.
[End Sidebar]

HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

                                                                        Cumulative                 Average annual
                                                                        total retun                 total return
for the period 7/26/1975-12/31/2003

American Balanced Fund                                                    +2,702.2%                    +12.4%
Lipper Balanced Funds Index*                                              +2,146.5%                    +11.6%
Standard & Poor's 500 Composite Index                                     +3,124.6%                    +13.0%
Lehman Brothers Aggregate Bond Index+                                     +1,123.1%                     +9.2%

Figures assume  reinvestment  of all  distributions.  The S&P 500 and the Lehman
Brothers Aggregate Bond Index are unmanaged.

* The Lipper  Balanced Funds Index lifetime  return is calculated  from July 31,
  1975.

+ The Lehman  Brothers  Aggregate  Bond Index did not exist until  December  31,
  1975.  For the period  July 31,  1975 to  December  31,  1975,  Lehman
  Brothers Government/Credit Bond Index (formerly known as Lehman Brothers
  Government/Corporate Bond Index) was used.

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

[Begin Sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

This chart shows how a $10,000 investment in American Balanced Fund grew from July 26, 1975 -- when Capital Research and Management Company became the fund's investment adviser -- to December 31, 2003.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425.1

As you can see, the $10,000 grew to $264,029 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1993. At that time, according to the table, the value of the investment illustrated here was $91,080. Since then, it has grown to $264,029. Thus, in the same period, the value of your 1993 investment -- regardless of size -- has almost tripled.

AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

                                                          for periods ended
                                                          December 31, 2003
Class A shares*
reflecting 5.75% maximum sales charge
1 year                                                              +15.76%
5 years                                                              +7.07%
10 years                                                            +10.57%

*Results for other share classes can be found on page 38.
Please see inside back cover for important information about other share classes.

original investment  $10,000(1)

[Begin Mountain Chart]

                               American Balanced                               Lehman Brothers
Year ended                   Fund with dividends   S&P 500 with dividends       Aggregate Bond
December 31,2003                reinvested(1)(3)           reinvested (2)             Index(4)
original investment                    $10,000                  $10,000                $10,000
1975                                     9,948                   10,314                 10,558
1976                                    12,533                   12,782                 12,205
1977                                    12,620                   11,867                 12,576
1978                                    13,404                   12,647                 12,751
1979                                    14,427                   15,001                 12,997
1980                                    16,498                   19,869                 13,348
1981                                    17,224                   18,891                 14,182
1982                                    22,280                   22,961                 18,809
1983                                    25,869                   28,140                 20,381
1984                                    28,291                   29,905                 23,468
1985                                    36,527                   39,393                 28,655
1986                                    42,690                   46,746                 33,031
1987                                    44,406                   49,200                 33,940
1988                                    50,123                   57,349                 36,616
1989                                    60,915                   75,489                 41,937
1990                                    59,959                   73,142                 45,694
1991                                    74,765                   95,378                 53,006
1992                                    81,853                  102,634                 56,930
1993                                    91,080                  112,956                 62,480
1994                                    91,386                  114,442                 60,658
1995                                   116,179                  157,396                 71,864
1996                                   131,474                  193,510                 74,473
1997                                   159,131                  258,048                 81,663
1998                                   176,846                  331,786                 88,756
1999                                   182,974                  401,589                 88,027
2000                                   211,985                  365,037                 98,261
2001                                   229,339                  321,685                106,558
2002                                   214,967                  250,617                117,486
2003                                   264,029                  322,463                122,308

[end mountain chart]


Year ended Dec. 31               1975(5)         1976         1977          1978         1979         1980
Total value
Dividends reinvested                $305          594          657           709          800        1,050
Value at year-end1                $9,948       12,533       12,620        13,404       14,427       16,498
AMBAL total return                (0.5)%         26.0          0.7           6.2          7.6         14.4

Year ended Dec. 31                  1981         1982         1983          1984         1985         1986
Total value
Dividends reinvested               1,303        1,474        1,724         1,852        1,911        2,202
Value at year-end1                17,224       22,280       25,869        28,291       36,527       42,690
AMBAL total return                   4.4         29.4         16.1           9.4         29.1         16.9

Year ended Dec. 31                  1987         1988         1989          1990         1991         1992
Total value
Dividends reinvested               2,709        2,779        3,283         3,457        3,683        3,815
Value at year-end1                44,406       50,123       60,915        59,959       74,765       81,853
AMBAL total return                   4.0         12.9         21.5         (1.6)         24.7          9.5

Year ended Dec. 31                  1993         1994         1995          1996         1997         1998
Total value
Dividends reinvested               4,072        4,132        4,336         4,685        5,168        5,780
Value at year-end1                91,080       91,386      116,179       131,474      159,131      176,846
AMBAL total return                  11.3          0.3         27.1          13.2         21.0         11.1

Year ended Dec. 31                  1999         2000         2001          2002         2003
Total value
Dividends reinvested               6,427        7,213        7,791         6,294        5,568
Value at year-end1               182,974      211,985      229,339       214,967      264,029
AMBAL total return                   3.5         15.9          8.2         (6.3)         22.8

Average annual total return for 28-1/2 years: 12.2%1,3

(1) As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.
(2) S&P 500 results are calculated with monthly dividends.
(3) Includes reinvested dividends of $95,773 and reinvested capital gain distributions of $85,687.
(4) The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.
(5) For the period July 26, 1975 (when Capital Research and Management Company became the fund's investment adviser) through December 31, 1975.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

The results shown are before taxes on fund distributions and sale of fund shares.

[photo of Mark Macdonald, Dale Harvey and Bob O'Donnell]

MANAGING YOUR FUND'S INVESTMENTS

[photo of Bob O'Donnell]
[Begin Photo Caption]
"If this were your only investment portfolio, you would emphasize quality. Our stocks tend to be companies with earnings or clear prospects of earnings."
Bob O'Donnell
[End Photo Caption]

American Balanced Fund has long been a popular choice for investors saving for retirement or college. One of the reasons for its popularity is that "the fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor."*

*American Balanced Fund Prospectus

We thought it would be a good time to discuss how this principle affects investment strategy and what it means to shareholders. We met with three portfolio counselors of American Balanced Fund to learn how the fund puts this approach into action. All three are experienced investors who have been through both bear and bull markets. They are:

ROBERT G. O'DONNELL, chairman of the fund and a portfolio counselor who concentrates on stocks. Bob has 18 years of experience as a portfolio counselor in the fund and 32 years as an investment professional.

J. DALE HARVEY, elected president of the fund in 2003. Dale has been a portfolio counselor in the fund for eight years and has 15 years of experience in the investment business. He focuses on stocks.

MARK R. MACDONALD, a portfolio counselor and a bond investor. Mark has been a fund portfolio counselor for two years and has 18 years as an investment professional.

Q: BOB, HOW DOES THE "PRUDENT INVESTOR" PRINCIPLE AFFECT THE OVERALL APPROACH OF THE FUND?

BOB: First, it leads us to have more in stocks than in bonds because over the long term, stocks have had a higher return. Secondly, it encourages us to have a sizeable portion in bonds because an investor should be diversified. It is the fund's policy to have between 50% and 75% invested in common stocks at all times. The remainder is held in both bonds and cash. If you were responsible for investing the money of just one prudent investor, you wouldn't want to be swinging wildly between stocks and bonds. The percentage in stocks varies within this range based on our judgment of the relative attractiveness of stocks, bonds and cash.

Q: HOW DOES THIS APPROACH AFFECT THE STOCKS THE FUND SELECTS OUT OF THE THOUSANDS OF POSSIBLE CHOICES?

BOB: If this were your only investment portfolio, you would emphasize quality. Our stocks tend to be companies with earnings or clear prospects of earnings. We don't invest in untested companies. We seldom buy initial public offerings -- unless they are a spinoff from a proven, large company. We will not have more than 10% of the fund invested in non-dividend-paying stocks. In addition, we will not have more than 10% of the fund invested outside the United States.

[photo of Mark Macdonald]
[Begin Photo Caption]
All three portfolio counselors are experienced investors who have been through both bear and bull markets.
Mark Macdonald
[End Photo Caption]

[photo of Bob O'Donnell]
[photo of trees and rolling hills]

[Begin Sidebar]
STRIKING A BALANCE BETWEEN RISK AND RETURN

American Balanced Fund invests in a diversified mix of stocks and fixed-income securities. If we look back 10 years, as shown at right, the fund has provided higher returns than both stocks and bonds with volatility between that of bonds and stocks. During this period, it produced a higher return than the Lipper Balanced Funds Index at the same level of volatility. It is worth remembering, however, that figures shown are past results and are not predictive of future results. Future results may be lower or higher than those shown.

For the 10-year period ended December 31, 2003

Average annual total returns
[BEGIN SCATTER CHART]
                            AVERAGE ANNUAL TOTAL RETURNS           VOLATILITY

More return, less risk              AMBAL 11.23%                       9.17%
More return, more risk              Stocks 11.06%                     15.77%
Less return, less risk              Bonds 6.95%                        3.95%
Less return, less risk      Lipper Balanced Funds Index 8.27%          9.24%

[END SCATTER CHART]

Volatility calculated by Lipper using standard deviation, a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. The Lipper Balanced Funds Index is an equally weighted index of 30 U.S. balanced funds.

Sources: Stocks - S&P 500; Bonds - Lehman Brothers Aggregate Bond Index. Both indexes are unmanaged.
[End Sidebar]

[Begin Sidebar]
DOWNSIDE RESILIENCE

Since 1975, there have been 10 significant declines in the stock and bond markets. American Balanced Fund has held up better than the stock market in every stock market decline, and better than the bond market in three of four declines. Figures shown below are total returns for the relevant periods.

SIGNIFICANT STOCK MARKET DECLINES

                                                              American
Period                                Stock market          Balanced Fund          Difference

       9/21/76 -  3/6/78                 -13.5%                  0.0%                +13.5
      11/28/80 -  8/12/82                -20.2                  +5.5                 +25.7
       8/25/87 -  12/4/87                -32.8                 -19.0                 +13.8
       7/16/90 -  10/11/90               -19.2                 -12.4                  +6.8
       7/17/98 -  8/31/98                -19.1                  -9.1                 +10.0
       3/24/00 -  10/09/02               -47.4                  +4.2                 +51.6

SIGNIFICANT BOND MARKET DECLINES

                                                              American
Period                                 Bond market          Balanced Fund          Difference

      12/31/76 -  3/31/80                 -2.8%                 +8.2%                +11.0
       6/30/80 -  9/30/81                 -9.0                  +5.9                 +14.9
       4/30/83 -  5/31/84                 -0.9                  -3.0                  -2.1
       8/31/93 -  11/30/94                -3.3                  +0.2                  +3.5

Sources: Stocks -- S&P 500; Bonds -- Lehman Brothers Aggregate Bond Index. The indexes are unmanaged. Actual stock market declines for periods shown exceeded 15% on a principal basis, excluding dividends. Actual bond market declines exceeded 10% on a principal basis, excluding interest.

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

Q: MARK, HOW DOES THIS AFFECT AMBAL'S BOND INVESTING STRATEGY?

MARK: Having "balanced fund" in the fund's title explains the role bonds play in AMBAL. They are designed to be a balance to the equity market, an anchor to protect against bad stock markets. The bond portion of AMBAL is a bond portfolio -- not a portfolio of equities disguised as bonds. For example, high-yield bonds can behave like equities during periods of bad economic times and of credit distress like we had in 2002. To balance our equity investments, we invest in predominantly A-rated (or above) bonds. Their performance is more dependent upon changes in interest rates and less so on the credit quality of the bond market.

If one of our bonds is downgraded below investment grade (the highest four rankings given bonds by independent rating agencies), we typically sell it within six months.



Q: WHAT KIND OF FIXED-INCOME INVESTMENTS CAN THE FUND SELECT WITH THAT MANDATE?

MARK: Our purview is wide: U.S. Treasury bonds; mortgage-backed securities; asset-backed securities including credit card receivables and automobile receivables; home equity loans; commercial mortgage-backed securities; federal agency bonds; and corporate bonds. We have a mix of all those types. No one class dominates the portfolio. In addition to being a counterweight to equities, the fund's bond portfolio generates more than half of the fund's income. So we are looking for bonds that will give us a combination of income, total return and preservation of capital.

[Begin Sidebar]
WHY BALANCED FUNDS HAVE ENDURED

Balanced funds are one of the most durable mutual fund types. They date back to 1928 when Walter Morgan, a young investment manager, established the first balanced fund, which later became Vanguard Wellington Fund.

At the time, the idea of adding bonds to a stock portfolio seemed unconventional. However, it didn't take long for other investors to see the benefits of a balanced approach. The great stock market crash wiped out 89% of stock market value from 1929 to 1932, as measured by the Dow Jones Industrial Average. Diversified portfolios with some assets in bonds and cash fared better during those bleak days. In 1932, the Commonwealth Investment Company, a balanced mutual fund, was founded. Commonwealth's management company was later acquired by another financial services company. In 1975, Capital Research and Management Company, investment adviser to American Funds, was asked to take over management of the fund and it became American Balanced Fund. It is now the largest balanced fund in the United States.

Balanced funds gained popularity during the 1930s. Funds that balanced stocks with bonds and cash were less volatile and had higher total returns than funds holding only stocks. This pattern would recur many times in different periods in the years ahead. Balanced funds seldom led the pack in rising markets but gave up less ground when stock prices were retreating. Because of this aspect of managing risk through prescribed asset allocation, balanced funds have regained considerable favor in the past several years. [End Sidebar]

[photo of Mark Macdonald]
[Begin Photo Caption]
"To balance our equity investments, we invest in predominantly A-rated (or above) bonds. Their performance is more dependent upon changes in interest rates and less so on the credit quality of the bond market."
Mark Macdonald
[End Photo Caption]

[Begin Sidebar]
Balanced funds gained popularity during the 1930s. Funds that balanced stocks with bonds and cash were less volatile and had higher total returns than funds holding only stocks. This pattern would recur many times in different periods in the years ahead.
[End Sidebar]

Q: DALE, HOW DOES THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM HELP TO ACCOMPLISH THE GOAL OF MANAGING AMBAL?

DALE: The multiple manager system is a huge advantage. The balanced investment portfolio is so diverse that I don't think one manager could do it successfully. You need a mix of portfolio counselors with different styles and experience. (Under the multiple portfolio counselor system, the AMBAL portfolio is currently divided among six portfolio counselors. In addition, a portion is assigned to research analysts. Three of the six portfolio counselors invest in stocks, two invest in bonds and the sixth has a balanced role and invests in both.) We spend a lot of time making sure that we have the right lineup of counselors in the fund and in the research portfolio.

Q: IS THERE A UNIFYING THEME TO THE PORTFOLIO?

DALE: The "prudent" aspect of the "complete portfolio" focuses on risk. We are careful to look at the quality of the companies in which we invest. We ask such questions as "How long have they been around? Do they pay dividends? How is the balance sheet?" We build financial models to understand the sources of future earnings, sales and cash flow. We continually meet with each company's top managers, and talk with each firm's competitors, suppliers and customers, among others.

Q: HOW DIVERSE ARE THE INVESTMENT STYLES OF THE FUND'S PORTFOLIO COUNSELORS?

DALE: I am a "deep discount investor." My comfort zone is investing in companies that are currently out of favor and have problems. To invest in one of these companies, I have to be able to understand why the future will be better than the recent past. If it works out that way, you can do well. But I am at one end of the spectrum. Bob O'Donnell's approach is more of a blend of growth and value investing styles in contrast to my "deep discount" value approach. The research portfolio has a bit more of a growth focus. Hilda Applbaum is the fund's balanced portfolio counselor. She invests in both stocks and bonds. She often acts as a leading indicator, pointing out to the other counselors whether stocks or bonds are currently the better value. Although we all focus on quality, we are mindful of investing at an attractive price.

Q: BOB, HOW DOES A SHIFT IN THE ASSET ALLOCATION OF STOCKS VERSUS BONDS HAPPEN?

BOB: If we start nearing the 75% in stocks that is our limit, we start moving money away from equity managers to bond managers. That protects us from getting too heavy in stocks at the top of the market. On the other hand, when stocks are at levels nearing 50%, we start moving assets away from bond managers to stock managers. In addition, of course, individual counselors may be changing their own allocations. Only very rarely is the fund higher than 70% in stocks or lower than 55%.

Q: HOW DOES THIS APPROACH BENEFIT SHAREHOLDERS?

BOB: It helps to protect us against being either too enthusiastic about the stock or bond markets when things are going well and too pessimistic when things are bleak. For example, at the end of 1999, only 56% of our assets were invested in common stocks, 34% in bonds and the rest in cash. We observed rampant speculation in some areas, with Internet stocks being only the most obvious example. We limited our exposure to some of the market's most highly valued technology and telecommunications sectors because we felt most of these stocks were overpriced. This hurt us in 1999 but it helped us dramatically during the sharp two-year decline in these stocks. By the end of 2002 with the market down 40% from its high, the fund had 64% of its assets in equities, 31% in bonds and the rest in cash. Currently the fund has about 65% in stocks, 30% in bonds and 5% in cash.


[photo of Dale Harvey]
[Begin Photo Caption]
Dale Harvey
[End Photo Caption]

[Begin Sidebar]
STOCKS, BONDS AND BALANCE
1976-2003

Total returns                     U.S.                  U.S.           Lipper Balanced             American
                                 stocks                 bonds            Funds Index             Balanced Fund

1976                              23.9%                 15.6%                 26.0%                26.0%
1977                              -7.2                   3.0                  -0.7                  0.7
1978                               6.6                   1.4                   4.8                  6.2
1979                              18.6                   1.9                  14.7                  7.6
1980                              32.5                   2.7                  19.7                 14.4
1981                              -4.9                   6.2                   1.9                  4.4
1982                              21.5                  32.6                  30.6                 29.4
1983                              22.6                   8.4                  17.4                 16.1
1984                               6.3                  15.1                   7.5                  9.4
1985                              31.7                  22.1                  29.8                 29.1
1986                              18.7                  15.3                  18.4                 16.9
1987                               5.3                   2.8                   4.1                  4.0
1988                              16.6                   7.9                  11.2                 12.9
1989                              31.6                  14.5                  19.7                 21.5
1990                              -3.1                   9.0                   0.7                 -1.6
1991                              30.4                  16.0                  25.8                 24.7
1992                               7.6                   7.4                   7.5                  9.5
1993                              10.1                   9.7                  12.0                 11.3
1994                               1.3                  -2.9                  -2.0                  0.3
1995                              37.5                  18.5                  24.9                 27.1
1996                              22.9                   3.6                  13.1                 13.2
1997                              33.4                   9.7                  20.3                 21.0
1998                              28.6                   8.7                  15.1                 11.1
1999                              21.0                  -0.8                   9.0                  3.5
2000                              -9.1                  11.6                   2.4                 15.9
2001                             -11.9                   8.4                  -3.2                  8.2
2002                             -22.1                  10.3                 -10.7                 -6.3
2003                              28.7                   4.1                  19.9                 22.8

Average annual
total returns
(1/1/76-12/31/03)                 13.1%                  9.1%                 11.6%                12.4%

Volatility
(1/1/76-12/31/03)                 15.3                   6.1                  10.3                  9.7

Volatility calculated by Lipper using standard deviation, a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. The Lipper Balanced Funds Index is an equally weighted index of 30 U.S. balanced funds.
Sources: Stocks - S&P 500; Bonds - Lehman Brothers Aggregate Bond Index. Both indexes are unmanaged.

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

[photo of Mark Macdonald and Dale Harvey]
Begin Photo Caption]
"We are always mindful that we are putting someone's future retirement funds or college savings on the line."
Dale Harvey
[End Photo Caption]

Q: HOW DID THE FUND FARE DURING THE RECENT BEAR MARKET THAT BEGAN IN MARCH 2000 AND ENDED IN OCTOBER 2002?

BOB: Very well. From March 24, 2000 until October 9, 2002, the stock market (as represented by the Standard & Poor's 500 Composite Index) produced a total return of -47.4%. AMBAL posted a total return of +4.2% (both figures assume reinvestment of dividends). Frankly, I can't imagine that a relative result like that will ever occur again. It can only be understood as occurring in the aftermath of perhaps the most speculative period in stock market history. As the chart on page 6 shows, the fund has held up better than the stock market in every stock market decline since 1975, the year that AMBAL joined the American Funds family. The fund has also held up better than the bond market in three of the four declines since 1975.

Q: IS THIS A FUND THAT MANY INVESTORS IN RETIREMENT OR COLLEGE SAVINGS PLANS CHOOSE?

DALE: Yes. We estimate that three quarters of the investors in the fund are using this fund in nontaxable accounts like retirement and college savings plans. Typically our clients have worked hard for their money, and their investment in American Balanced Fund is often a core investment. We are always mindful that we are putting someone's future retirement funds or college savings on the line. The fund represents people's hopes and dreams. It's not just a bunch of numbers. That's why approaching the management of the fund as if it were the complete investment program of the prudent investor is such an important characteristic of the fund.

[Begin Sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

[Begin Sidebar]
A WEALTH OF EXPERIENCE

American Balanced Fund currently has six portfolio counselors who bring together 114 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

                                         Years of
                                       investment
Portfolio counselor                    experience

Robert G. O'Donnell                            32
John H. Smet                                   22
Mark R. Macdonald                              18
Hilda L. Applbaum                              17
J. Dale Harvey                                 15
Gregory D. Johnson                             10
[End Sidebar]

[photo of Bob O'Donnell]
[Begin Photo Caption]
"The fund has also held up better than the bond market in three of the four declines since 1975."
Bob O'Donnell
[End Photo Caption]


INVESTMENT PORTFOLIO
December 31, 2003

[begin pie chart]
                                               Percent
                                                of net
INVESTMENT MIX BY SECURITY TYPE                 assets

Common stocks                                      65 %
Corporate bonds & notes                            17
Government & other obligations                     13
Short-term securities & cash equivalents            5

[end pie chart]



                                                            Percent
                                                            of net
LARGEST COMMON STOCK HOLDINGS                               assets

Altria Group                                                      1.7 %
General Electric                                                  1.6
Eli Lilly                                                         1.5
Microsoft                                                         1.4
Bristol-Myers Squibb                                              1.3
Wal-Mart Stores                                                   1.2
IBM                                                               1.1
American International Group                                      1.1
AstraZeneca                                                       1.1
Freddie Mac                                                       1.1



                                                                                               Number of          Market
                                                                                                  shares           value
COMMON STOCKS - 64.98%                                                                                             (000)

RETAILING  -  6.74%
Albertson's, Inc.                                                                              5,200,000  $      117,780
eBay Inc.  (1)                                                                                 3,472,000         224,256
J.C. Penney Co., Inc.                                                                          6,500,000         170,820
Kohl's Corp.  (1)                                                                              4,750,000         213,465
Lowe's Companies, Inc.                                                                         1,950,000         108,010
May Department Stores Co.                                                                      1,500,000          43,605
Target Corp.                                                                                   6,975,000         267,840
TJX Companies, Inc.                                                                            7,500,000         165,375
Walgreen Co.                                                                                   8,400,000         305,592
Wal-Mart Stores, Inc.                                                                          6,300,000         334,215
                                                                                                               1,950,958

PHARMACEUTICALS & BIOTECHNOLOGY  -  5.99%
Amgen Inc.  (1)                                                                                1,000,000          61,800
AstraZeneca PLC (ADR)                                                                          6,505,400         314,731
Bristol-Myers Squibb Co.                                                                      12,600,000         360,360
Eli Lilly and Co.                                                                              5,950,000         418,464
Johnson & Johnson                                                                              4,200,000         216,972
Merck & Co., Inc.                                                                              3,650,000         168,630
Pfizer Inc                                                                                     5,450,000         192,548
                                                                                                               1,733,505

ENERGY  -  4.96%
Burlington Resources Inc.                                                                      1,000,000          55,380
Canadian Natural Resources, Ltd.                                                               1,300,000          65,602
ChevronTexaco Corp.                                                                            2,000,000         172,780
ConocoPhillips                                                                                 4,600,000         301,622
Exxon Mobil Corp.                                                                              5,100,000         209,100
Marathon Oil Corp.                                                                             1,750,000          57,907
Noble Energy, Inc. (2)                                                                         2,860,000         127,070
Royal Dutch Petroleum Co. (New York registered)                                                4,650,000         243,613
Schlumberger Ltd.                                                                                700,000          38,304
Valero Energy Corp.                                                                            3,500,000         162,190
                                                                                                               1,433,568

TECHNOLOGY HARDWARE & EQUIPMENT  -  4.13%
Agilent Technologies, Inc.  (1)                                                                3,250,000          95,030
Cisco Systems, Inc.  (1)                                                                       2,532,900          61,524
Dell Inc.  (1)                                                                                 2,200,000          74,712
EMC Corp.  (1)                                                                                 4,500,000          58,140
Hewlett-Packard Co.                                                                           10,200,000         234,294
International Business Machines Corp.                                                          3,500,000         324,380
Motorola, Inc.                                                                                 7,700,000         108,339
Nokia Corp. (ADR)                                                                              4,300,000          73,100
QUALCOMM Inc.                                                                                  3,050,000         164,486
                                                                                                               1,194,005

TELECOMMUNICATION SERVICES  -  3.48%
ALLTEL Corp.                                                                                   3,010,000         140,206
AT&T Corp.                                                                                    12,549,000         254,745
BellSouth Corp.                                                                                9,950,000         281,585
SBC Communications Inc.                                                                        3,000,000          78,210
Sprint Corp. - FON Group                                                                      15,400,000         252,868
                                                                                                               1,007,614

SOFTWARE & SERVICES  -  3.37%
Automatic Data Processing, Inc.                                                                7,525,000         298,065
Electronic Data Systems Corp.                                                                  9,000,000         220,860
Microsoft Corp.                                                                               14,675,000         404,150
Oracle Corp.  (1)                                                                              4,000,000          52,800
                                                                                                                 975,875
BANKS  -  3.36%
Bank of America Corp.                                                                            400,000          32,172
Comerica Inc.                                                                                  2,600,000         145,756
FleetBoston Financial Corp.                                                                    6,400,000         279,360
PNC Financial Services Group, Inc.                                                             3,000,000         164,190
Socidtd Gdndrale                                                                               1,100,000          96,650
SunTrust Banks, Inc.                                                                           1,500,000         107,250
U.S. Bancorp                                                                                   2,000,000          59,560
Wells Fargo & Co.                                                                              1,500,000          88,335
                                                                                                                 973,273

FOOD, BEVERAGE & TOBACCO  -  3.21%
Altria Group, Inc.                                                                             9,100,000         495,222
Coca-Cola Co.                                                                                  2,300,000         116,725
Del Monte Foods Co.  (1)                                                                       5,757,100          59,874
H.J. Heinz Co.                                                                                 2,591,500          94,408
Sara Lee Corp.                                                                                 3,000,000          65,130
Unilever NV (New York registered)                                                              1,500,000          97,350
                                                                                                                 928,709

INSURANCE  -  3.02%
Allstate Corp.                                                                                 1,000,000          43,020
American International Group, Inc.                                                             4,800,000         318,144
Aon Corp.                                                                                      6,500,000         155,610
Jefferson-Pilot Corp.                                                                          1,600,000          81,040
Lincoln National Corp.                                                                         2,000,000          80,740
Marsh & McLennan Companies, Inc.                                                               4,050,000         193,955
                                                                                                                 872,509

AEROSPACE & DEFENSE  -  2.78%
General Dynamics Corp.                                                                         2,245,200         202,944
Honeywell International Inc.                                                                   3,900,000         130,377
Northrop Grumman Corp.                                                                         2,950,000         282,020
Raytheon Co.                                                                                   4,385,000         131,725
United Technologies Corp.                                                                        600,000          56,862
                                                                                                                 803,928

THRIFTS & MORTGAGE FINANCE  -  2.68%
Fannie Mae                                                                                     1,750,800         131,415
Freddie Mac                                                                                    5,380,000         313,762
MGIC Investment Corp.                                                                          2,800,000         159,432
Washington Mutual, Inc.                                                                        4,250,000         170,510
                                                                                                                 775,119

INDUSTRIAL CONGLOMERATES  -  2.23%
General Electric Co.                                                                          14,650,000         453,857
Tyco International Ltd.                                                                        7,250,000         192,125
                                                                                                                 645,982

AUTOMOBILES & COMPONENTS  -  2.18%
General Motors Corp.                                                                           3,700,000         197,580
Harley-Davidson Motor Co.                                                                      2,230,000         105,992
Honda Motor Co., Ltd.                                                                          1,250,000          55,395
Johnson Controls, Inc.                                                                         1,725,000         200,307
Magna International Inc., Class A                                                                890,000          71,245
                                                                                                                 630,519

MATERIALS  -  2.14%
Dow Chemical Co.                                                                               4,380,000         182,077
International Paper Co.                                                                        5,350,000         230,639
MeadWestvaco Corp.                                                                             2,750,000          81,813
Rio Tinto PLC                                                                                  2,250,000          61,915
Weyerhaeuser Co.                                                                               1,000,000          64,000
                                                                                                                 620,444

MEDIA  -  2.00%
Comcast Corp., Class A  (1)                                                                    4,000,000         131,480
Gannett Co., Inc.                                                                              1,050,000          93,618
Interpublic Group of Companies, Inc.  (1)                                                      4,235,000          66,066
Knight-Ridder, Inc.                                                                            1,902,900         147,227
Time Warner Inc.  (1)                                                                          7,750,000         139,423
                                                                                                                 577,814

DIVERSIFIED FINANCIALS  -  1.80%
American Express Co.                                                                           3,500,000         168,805
Bank of New York Co., Inc.                                                                     2,130,000          70,546
Citigroup Inc.                                                                                 1,500,000          72,810
ING Groep NV                                                                                   2,339,200          54,290
J.P. Morgan Chase & Co.                                                                        4,175,000         153,348
                                                                                                                 519,799

HOTELS, RESTAURANTS & LEISURE  -  1.33%
Carnival Corp., units                                                                          3,200,000         127,136
Carnival PLC                                                                                   4,250,000         170,613
McDonald's Corp.                                                                               3,500,000          86,905
                                                                                                                 384,654

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  1.32%
Applied Materials, Inc.  (1)                                                                   4,500,000         101,025
Intel Corp.                                                                                    5,550,000         178,710
Texas Instruments Inc.                                                                         3,500,000         102,830
                                                                                                                 382,565

UTILITIES  -  1.26%
American Electric Power Co., Inc.                                                              1,200,000          36,612
Constellation Energy Group, Inc.                                                               1,100,000          43,076
FPL Group, Inc.                                                                                3,250,000         212,615
National Grid Transco PLC                                                                     10,200,000          72,808
                                                                                                                 365,111

HEALTH CARE PROVIDERS & SERVICES  -  1.05%
CIGNA Corp.                                                                                    2,225,000         127,938
McKesson Corp.                                                                                 5,500,000         176,880
                                                                                                                 304,818

MACHINERY  -  0.98%
Caterpillar Inc.                                                                                 400,000          33,208
Deere & Co.                                                                                    1,530,000          99,526
Illinois Tool Works Inc.                                                                       1,800,000         151,038
                                                                                                                 283,772

HOUSEHOLD & PERSONAL PRODUCTS  -  0.72%
Avon Products, Inc.                                                                            1,600,000         107,984
Procter & Gamble Co.                                                                           1,000,000          99,880
                                                                                                                 207,864

TRANSPORTATION  -  0.60%
Burlington Northern Santa Fe Corp.                                                             3,400,000         109,990
Southwest Airlines Co.                                                                         3,935,000          63,511
                                                                                                                 173,501

OTHER  -  1.44%
Becton, Dickinson and Co.                                                                      2,525,000         103,879
Equity Office Properties Trust                                                                 2,900,000          83,085
Equity Residential                                                                             2,100,000          61,971
IKON Office Solutions, Inc.                                                                    5,000,000          59,300
Leggett & Platt, Inc.                                                                          5,000,000         108,150
                                                                                                                 416,385

MISCELLANEOUS  -  2.21%
Other common stocks in initial period of acquisition                                                             638,554


TOTAL COMMON STOCKS (cost: $15,735,646,000)                                                                   18,800,845



                                                                                               Number of          Market
                                                                                                  shares           value
CONVERTIBLE SECURITIES & preferred stocks - 0.51%                                                                  (000)

CONVERTIBLE SECURITIES & PREFERRED STOCKS  -  0.46%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008                       150,000  $        7,501
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
  2032                                                                                           159,600           8,914
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                       300,000           8,430
ProLogis, Series D, 7.92% preferred                                                              238,794           5,977
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units            5,289,000,000          92,204
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
  securities  (3)                                                                                370,000           9,805
                                                                                                                 132,831

MISCELLANEOUS  -  0.05%
Other convertible securities & preferred stocks in initial period of acquisition                                  14,193


TOTAL CONVERTIBLE SECURITIES & PREFERRED STOCKS (cost: $93,565,000)                                              147,024


                                                                                               Principal          Market
                                                                                                  amount           value
CORPORATE BONDS & NOTES - 16.76%                                                                    (000)          (000)

TELECOMMUNICATION SERVICES  -  1.94%
AT&T Corp.: (4)
 7.00% 2006                                                                               $       15,000  $       16,601
 7.80% 2011                                                                                       55,000          63,417
AT&T Wireless Services, Inc.:
 7.875% 2011                                                                                      25,170          29,174
 8.125% 2012 (5)                                                                                  54,105          63,744
TeleCorp PCS, Inc. 10.625% 2010                                                                    4,750           5,555
British Telecommunications PLC: (4)
 7.875% 2005                                                                                      10,000          11,026
 8.375% 2010                                                                                       8,250          10,056
Cingular Wireless LLC 5.625% 2006                                                                  5,000           5,367
Deutsche Telekom International Finance BV:
 8.25% 2005 (4)                                                                                   11,500          12,480
 3.875% 2008                                                                                       5,000           5,023
 8.50% 2010 (4)                                                                                    2,250           2,725
 5.25% 2013                                                                                       30,000          30,374
France Telecom: (4)
 8.45% 2006                                                                                        4,000           4,471
 9.00% 2011                                                                                        7,250           8,722
Orange PLC 9.00% 2009                                                                              4,000           4,278
Koninklijke KPN NV:
 7.50% 2005                                                                                        5,000           5,423
 8.00% 2010                                                                                       10,500          12,581
PCCW-HKT Capital Ltd. 7.75% 2011 (3)                                                              10,000          11,757
Singapore Telecommunications Ltd. 7.375% 2031 (3)                                                  5,000           5,925
Sprint Capital Corp.:
 7.90% 2005                                                                                       10,000          10,656
 6.00% 2007                                                                                       10,000          10,689
 6.375% 2009                                                                                       6,420           6,871
 7.625% 2011                                                                                      52,350          58,779
 8.375% 2012                                                                                      11,500          13,457
 6.90% 2019                                                                                        3,900           3,995
 6.875% 2028                                                                                       5,000           4,896
Telecom Italia SpA: (3)
 Series A, 4.00% 2008                                                                             20,000          20,153
 Series B, 5.25% 2013                                                                             11,000          11,047
Verizon Global Funding Corp. 7.25% 2010                                                           50,500          58,242
Verizon Virginia Inc., Series A, 4.625% 2013                                                       6,000           5,796
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                   27,375          29,236
Vodafone Group PLC 7.75% 2010                                                                     15,000          17,805
                                                                                                                 560,321

BANKS  -  1.50%
AB Spintab 7.50% (undated) (3) (4)                                                                 2,600           2,888
Abbey National PLC: (4)
 6.70% (undated)                                                                                   5,000           5,535
 7.35% (undated)                                                                                   4,500           4,970
Allfirst Preferred Capital Trust 2.65% 2029 (4)                                                    4,000           4,007
Bank of America Corp.:
 4.375% 2010                                                                                       6,000           6,024
 5.125% 2014                                                                                       5,000           4,998
Bank of Nova Scotia 1.375% Eurodollar note (undated) (4)                                           4,000           3,230
Bank of Scotland 7.00% (undated) (3)  (4)                                                          4,225           4,679
HBOS PLC 5.375% (undated) (3)                                                                     15,000          15,030
HBOS Treasury Services PLC 3.75% 2008 (3)                                                         18,500          18,535
Barclays Bank PLC: (3)  (4)
 6.86% callable perpetual core tier one notes (undated)                                            3,000           3,266
 7.375% (undated)                                                                                  4,000           4,661
Bayer Hypo-Vereinsbank 8.741% 2031 (3)                                                             1,200           1,420
HVB Funding Trust III 9.00% 2031 (3)                                                               5,000           6,052
Bayerische Landesbank, Series F, 2.50% 2006                                                        7,000           7,091
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (3) (4)                           4,000           4,605
BNP Paribas Capital Trust 9.003% noncumulative trust preferred                                     6,000           7,522
   (undated) (3)
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred                                     7,000           8,007
   (undated) (3) (4)
Canadian Imperial Bank of Commerce 1.375% Eurodollar note 2085 (4)                                 1,600           1,280
City National Corp. 5.125% 2013                                                                    7,000           6,935
Credit Suisse First Boston (USA), Inc.:
 4.625% 2008                                                                                       5,000           5,210
 6.50% 2012                                                                                        3,000           3,344
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed                               5,500           6,344
  preference shares (undated) (3)  (4)
Den Norske CreditBank 1.438% (undated) (4)                                                         3,000           2,246
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred                                  14,425          16,322
  (undated) (3) (4)
Household Finance Corp.:
 6.50% 2008                                                                                        7,000           7,811
 6.375% 2011                                                                                      17,500          19,301
 6.75% 2011                                                                                        5,000           5,637
 6.375% 2012                                                                                      17,000          18,682
 7.00% 2012                                                                                        5,000           5,711
HSBC Capital Funding LP: (4)
 8.03% noncumulative preferred (undated)                                                           5,000           7,620
 Series 2, 10.176% noncumulative step-up perpetual preferred (undated) (3)                $       10,100          14,845
Midland Bank 1.50% Eurodollar note (undated) (4)                                                   4,000           3,439
J.P. Morgan Chase & Co.:
 4.50% 2010                                                                                       15,000          15,141
 5.75% 2013                                                                                        4,000           4,225
JPM Capital Trust I, cumulative capital securities trust, 7.54% 2027                                 750             823
National Westminster Bank PLC 7.75% (undated) (4)                                                  7,000           8,008
RBS Capital Trust I noncumulative trust preferred, 4.709% (undated)                                4,500           4,312
Royal Bank of Scotland Group PLC:
 7.648% (undated) (4)                                                                              6,000           7,187
 Series 3, 7.816% (undated)                                                                        8,500           9,347
Popular North America, Inc., Series E, 3.875% 2008                                                11,000          10,991
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (3)  (4)                                    47,750          54,000
UnionBanCal Corp. 5.25% 2013                                                                       9,000           9,107
US Bank National Association 2.85% 2006                                                            9,000           9,050
Washington Mutual Bank, FA 6.875% 2011                                                             5,000           5,678
Washington Mutual, Inc.:
 7.50% 2006                                                                                        3,000           3,353
 5.625% 2007                                                                                       4,750           5,123
 4.375% 2008                                                                                      10,000          10,290
 4.00% 2009                                                                                       22,000          22,063
Wells Fargo & Co. 3.50% 2008                                                                       5,000           5,021
Zions Bancorp 6.00% 2015                                                                          13,500          14,191
                                                                                                                 435,157

AUTOMOBILES & COMPONENTS  -  1.29%
ArvinMeritor, Inc.:
 6.625% 2007                                                                                       7,500           7,913
 8.75% 2012                                                                                        9,500          10,925
DaimlerChrysler North America Holding Corp.:
 6.40% 2006                                                                                        9,000           9,648
 4.05% 2008                                                                                       22,500          22,369
 4.75% 2008                                                                                        5,000           5,120
 7.30% 2012                                                                                       10,750          11,988
 6.50% 2013                                                                                       10,000          10,553
Ford Motor Co. 7.45% 2031                                                                         10,800          10,946
Ford Motor Credit Co.:
 6.875% 2006                                                                                      35,000          37,374
 6.50% 2007                                                                                        6,000           6,396
 6.75% 2008                                                                                        2,700           2,855
 7.375% 2009                                                                                       5,000           5,497
 7.25% 2011                                                                                       32,000          34,758
 7.375% 2011                                                                                      35,250          38,474
General Motors Acceptance Corp.:
 7.75% 2010                                                                                       15,500          17,592
 6.875% 2011                                                                                      49,150          53,020
 7.25% 2011                                                                                        5,000           5,493
 7.00% 2012                                                                                       41,500          44,688
 8.00% 2031                                                                                       14,500          16,332
General Motors Corp.:
 7.20% 2011                                                                                       15,000          16,515
 8.80% 2021                                                                                        5,000           5,908
                                                                                                                 374,364

INSURANCE  -  1.18%
ACE Capital Trust II 9.70% 2030                                                                    2,500           3,271
AIG SunAmerica Global Financing VII 5.85% 2008 (3)                                                 7,750           8,453
International Lease Finance Corp.:
 3.75% 2007                                                                                        8,000           8,166
 4.35% 2008                                                                                       14,500          14,813
 4.50% 2008                                                                                        4,000           4,135
 Series O, 4.55% 2009                                                                              5,000           4,995
 5.875% 2013                                                                                      12,850          13,562
Allstate Corp. 6.75% 2018                                                                          5,970           6,808
Allstate Financial Global Funding LLC: (3)
 5.25% 2007                                                                                        6,000           6,454
 4.25% 2008                                                                                       19,250          19,709
Hartford Financial Services Group, Inc. 4.70% 2007                                                 3,750           3,943
ING Capital Funding Trust III 8.439% noncumulative preferred (undated) (4)                        13,000          15,762
International Nederland Bank NV 5.125% 2015 (3)                                                    7,500           7,491
ReliaStar Financial Corp. 8.00% 2006                                                               9,250          10,464
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (3)                                6,000           6,440
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (3)                                     10,000          10,632
Lincoln National Corp.:
 6.20% 2011                                                                                          700             765
 7.00% 2018                                                                                        1,350           1,563
Mangrove Bay Pass Through Trust 6.102% 2033 (3) (4)                                               32,440          32,174
XL Capital Finance (Europe) PLC 6.50% 2012                                                         3,015           3,305
MetLife, Inc. 3.911% 2005                                                                         12,385          12,741
Monumental Global Funding Trust II: (3)
 2001-B, Series B, 6.05% 2006                                                                      5,000           5,374
 3.45% 2007                                                                                       15,000          15,094
 2002-A, Series A, 5.20% 2007                                                                     21,000          22,422
Nationwide Life Insurance Co. 5.35% 2007 (3)                                                       6,000           6,464
Nationwide Mutual Insurance Co. 7.875% 2033 (3)                                                    5,000           5,802
PRICOA Global Funding I, Series 2003-2, 3.90% 2008 (3)                                            16,500          16,527
Prudential Holdings, LLC, Series C, 8.695% 2023 (3)  (6)                                          29,500          36,521
Prudential Insurance Co. of America 6.375% 2006 (3)                                                3,075           3,352
Principal Life Global Funding I 4.40% 2010 (3)                                                    15,000          15,123
Travelers Property Casualty Corp. 3.75% 2008                                                       9,000           9,048
United Energy Distribution Pty Ltd., AMBAC insured, 4.70% 2011 (3)                                10,000          10,160
                                                                                                                 341,533

CAPITAL GOODS  -  0.87%
BAE SYSTEMS 2001 Asset Trust, Series 2001: (3)  (6)
 Class B, 7.156% 2011                                                                             15,583          17,019
 Class G, MBIA insured, 6.664% 2013                                                               13,117          14,505
Caterpillar Financial Services Corp.:
 Series F, 2.35% 2006                                                                              5,000           4,977
 2.70% 2008                                                                                        4,000           3,869
Deere & Co. 8.95% 2019                                                                             7,330           9,053
John Deere Capital Corp. 3.90% 2008                                                               14,500          14,750
General Dynamics Corp. 4.50% 2010                                                                  3,000           3,071
General Electric Capital Corp., Series A:
 5.00% 2007                                                                                       20,000          21,320
 5.375% 2007                                                                                       7,000           7,535
 3.50% 2008                                                                                       23,000          23,046
 6.00% 2012                                                                                        8,000           8,690
General Electric Co. 5.00% 2013                                                                   29,000          29,382
Hutchison Whampoa Finance Ltd., Series B, 7.45% 2017 (3)                                           2,750           3,000
Hutchison Whampoa International Ltd.: (3)
 7.00% 2011                                                                                        3,500           3,852
 6.50% 2013                                                                                       21,500          22,438
Raytheon Co.:
 6.50% 2005                                                                                        8,917           9,506
 4.85% 2011                                                                                       15,000          15,042
Tyco International Group SA:
 6.125% 2008                                                                                       8,000           8,600
 6.375% 2011                                                                                      26,175          28,105
 6.00% 2013 (3)                                                                                    3,250           3,364
                                                                                                                 251,124

MEDIA  -  0.78%
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                   5,500           6,394
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                        8,000           8,654
 4.625% 2008                                                                                      15,000          15,489
 5.75% 2013                                                                                        3,000           3,139
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                                      19,000          22,048
 6.875% 2009                                                                                       8,000           9,031
Comcast Corp. 6.50% 2015                                                                           2,500           2,719
TCI Communications, Inc. 8.75% 2015                                                                2,670           3,386
Cox Communications, Inc. 7.75% 2006                                                                5,000           5,612
Cox Radio, Inc. 6.625% 2006                                                                       17,495          18,932
Gannett Co., Inc. 4.95% 2005                                                                       4,125           4,290
Liberty Media Corp.:
 7.75% 2009                                                                                        7,000           8,037
 7.875% 2009                                                                                      18,000          20,879
 8.25% 2030                                                                                        8,750          10,507
AOL Time Warner Inc.:
 6.875% 2012                                                                                      21,500          24,241
 7.625% 2031                                                                                       5,000           5,790
Time Warner Inc. 8.18% 2007                                                                        3,000           3,477
Univision Communications Inc.:
 2.875% 2006                                                                                      10,000           9,972
 3.875% 2008                                                                                       2,700           2,674
 7.85% 2011                                                                                       11,000          13,096
Viacom Inc.:
 5.625% 2007                                                                                      15,500          16,771
 6.625% 2011                                                                                      10,000          11,369
                                                                                                                 226,507

MATERIALS  -  0.77%
Alcan Inc. 5.20% 2014                                                                             30,480          30,868
Dow Chemical Co.:
 5.00% 2007                                                                                        3,000           3,164
 5.75% 2008                                                                                        3,100           3,327
 5.75% 2009                                                                                        6,250           6,700
 6.00% 2012                                                                                        9,700          10,228
ICI Wilmington, Inc. 5.625% 2013                                                                  17,100          17,215
Inco Ltd. 7.75% 2012                                                                               3,500           4,089
International Paper Co.:
 6.75% 2011                                                                                       15,000          16,702
 5.85% 2012                                                                                       10,000          10,436
 5.50% 2014                                                                                        8,000           8,045
Norske Skogindustrier ASA: (3)
 6.125% 2015                                                                                      24,550          24,922
 7.125% 2033                                                                                      10,000          10,409
Packaging Corp. of America:
 4.375% 2008                                                                                       4,000           4,008
 5.75% 2013                                                                                       13,000          13,157
SCA Coordination Center NV 4.50% 2015 (3)                                                         18,000          16,869
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (6)                                                                         3,522           3,313
 Class A-3, 7.71% 2028                                                                             5,000           3,200
Weyerhaeuser Co.:
 5.95% 2008                                                                                       11,875          12,778
 5.25% 2009                                                                                        8,125           8,449
 6.75% 2012                                                                                       13,000          14,205
                                                                                                                 222,084

DIVERSIFIED FINANCIALS  -  0.71%
Capital One Bank:
 8.25% 2005                                                                                       12,000          12,985
 6.875% 2006                                                                                      15,000          16,235
 4.875% 2008                                                                                      20,000          20,603
CIT Group Inc.:
 5.50% 2007                                                                                       10,000          10,716
 5.75% 2007                                                                                        2,500           2,700
 7.375% 2007                                                                                      11,500          12,999
 4.00% 2008                                                                                        6,000           6,074
 6.875% 2009                                                                                       8,000           8,999
 7.75% 2012                                                                                        8,500          10,058
Citigroup Inc. 3.50% 2008                                                                          6,000           6,028
MBNA America Bank, National Association 7.125% 2012                                                7,650           8,763
MBNA Corp.:
 Series F, 6.125% 2013                                                                             3,500           3,765
 5.00% 2015                                                                                        5,000           4,861
SLM Corp., Series A:
 3.625% 2008                                                                                       4,000           3,987
 3.95% 2008                                                                                       17,500          17,692
 4.00% 2009                                                                                       13,000          13,104
 5.00% 2015                                                                                       10,000           9,887
USA Education, Inc. 5.625% 2007                                                                   31,995          34,698
                                                                                                                 204,154

UTILITIES  -  0.68%
Alabama Power Co., Series U, 2.65% 2006                                                            7,000           7,049
Appalachian Power Co., Series G, 3.60% 2008                                                        7,000           6,924
Cilcorp Inc.:
 8.70% 2009                                                                                       13,000          15,707
 9.375% 2029                                                                                      10,620          14,325
Consolidated Edison Co. of New York, Inc., Series 2003-A, 3.625% 2008                              4,000           4,005
Constellation Energy Group, Inc. 6.125% 2009                                                       8,750           9,622
Dominion Resources, Inc.:
 Series 2002-D, 5.125% 2009                                                                        6,250           6,534
 Series 2002-C, 5.70% 2012 (4)                                                                     8,250           8,710
 Series 2003-E, 6.30% 2033                                                                         4,000           4,068
Virginia Electric and Power Co.:
 Series 2002-A, 5.375% 2007                                                                        7,785           8,309
 Series 2003-B, 4.50% 2010                                                                         3,500           3,534
Duke Energy Corp. First and Refunding Mortgage Bonds 4.50% 2010                                    2,250           2,298
Exelon Generation Co., LLC 6.95% 2011                                                             19,520          21,960
Israel Electric Corp. Ltd.: (3)
 7.75% 2009                                                                                        5,000           5,655
 7.75% 2027                                                                                        7,500           7,833
Kern River Funding Corp. 4.893% 2018 (3)  (6)                                                      6,801           6,789
NiSource Finance Corp.:
 7.625% 2005                                                                                      10,000          10,930
 6.15% 2013                                                                                        6,000           6,463
Oncor Electric Delivery Co. 6.375% 2012                                                            8,600           9,467
PacifiCorp, First Mortgage Bonds 5.45% 2013                                                        5,000           5,197
Progress Energy, Inc.:
 6.05% 2007                                                                                        7,375           7,924
 5.85% 2008                                                                                        4,586           4,924
SP PowerAssets Ltd. 3.80% 2008 (3)                                                                11,500          11,560
Tri-State Generation and Transmission Association, Inc., Series 2003-A,                            6,865           7,056
  6.04% 2018 (3) (6)
                                                                                                                 196,843

REAL ESTATE  -  0.45%
Developers Diversified Realty Corp. 4.625% 2010                                                   15,625          15,561
EOP Operating LP:
 7.75% 2007                                                                                        6,500           7,458
 6.75% 2008                                                                                       10,495          11,684
 8.10% 2010                                                                                        3,750           4,416
 6.75% 2012                                                                                        4,125           4,563
Federal Realty Investment Trust 6.125% 2007                                                        4,000           4,277
First Industrial, LP 6.875% 2012                                                                   8,625           9,436
Hospitality Properties Trust 6.75% 2013                                                           13,345          14,006
Kimco Realty Corp. 6.00% 2012                                                                      2,750           2,925
ProLogis Trust:
 7.05% 2006                                                                                        4,000           4,456
 5.50% 2013                                                                                        5,000           5,151
Rouse Co. 7.20% 2012                                                                              19,500          22,016
Simon Property Group, LP 4.875% 2010                                                               5,500           5,614
United Dominion Realty Trust, Inc. 6.50% 2009                                                     17,375          19,171
                                                                                                                 130,734

HEALTH CARE EQUIPMENT & SERVICES  -  0.38%
Aetna Inc.:
 7.375% 2006                                                                                      26,486          29,155
 7.875% 2011                                                                                      14,125          16,722
Columbia/HCA Healthcare Corp. 8.85% 2007                                                           6,000           6,789
HCA Inc.:
 7.125% 2006                                                                                       3,250           3,523
 6.95% 2012                                                                                        5,000           5,370
 6.25% 2013                                                                                        6,750           6,921
 6.75% 2013                                                                                        5,000           5,312
HCA - The Healthcare Co. 8.75% 2010                                                               11,577          13,803
Humana Inc.:
 7.25% 2006                                                                                       13,250          14,486
 6.30% 2018                                                                                        2,500           2,638
UnitedHealth Group Inc. 7.50% 2005                                                                 4,750           5,217
                                                                                                                 109,936

OTHER INDUSTRIES  -  1.47%
BP Capital Markets PLC 2.75% 2006                                                                  7,000           7,016
Bristol-Myers Squibb Co. 4.00% 2008 (3)                                                            6,000           6,102
Carnival Corp.:
 3.75% 2007 (3)                                                                                    5,000           5,013
 6.15% 2008                                                                                        3,000           3,270
Cendant Corp.:
 6.875% 2006                                                                                      10,835          11,896
 6.25% 2008                                                                                       11,750          12,831
 7.375% 2013                                                                                      14,000          16,081
 7.125% 2015                                                                                       3,000           3,394
Centex Corp. 4.75% 2008                                                                           15,000          15,490
ChevronTexaco Capital Co. 3.50% 2007                                                               3,000           3,058
ConocoPhillips 3.625% 2007                                                                         6,000           6,054
Costco Wholesale Corp. 5.50% 2007                                                                  4,750           5,128
CVS Corp.: (3) (6)
 6.117% 2013                                                                                      10,553          11,361
 5.789% 2026                                                                                      22,000          21,984
Devon Financing Corp., ULC 6.875% 2011                                                            10,000          11,357
Electronic Data Systems Corp.:
 7.125% 2009                                                                                       4,600           4,918
 Series B, 6.00% 2013 (4)                                                                         63,250          62,286
Hyatt Equities, LLC 6.875% 2007 (3)                                                               17,750          19,083
Kroger Co. 7.25% 2009                                                                              1,875           2,138
Lennar Corp. 5.95% 2013                                                                            4,000           4,194
MDC Holdings, Inc. 5.50% 2013                                                                      5,000           5,020
Motorola, Inc.:
 6.75% 2006                                                                                       12,000          12,935
 8.00% 2011                                                                                       31,820          37,699
 5.22% 2097                                                                                       10,314           7,792
Office Depot, Inc. 6.25% 2013                                                                     10,740          11,297
OXYMAR 7.50% 2016 (3)                                                                              4,000           4,320
Pemex Finance Ltd. 9.69% 2009 (6)                                                                 10,360          12,315
Pulte Homes, Inc.:
 6.25% 2013                                                                                        5,000           5,317
 7.875% 2032                                                                                      14,750          17,185
Schering-Plough Corp. 5.30% 2013                                                                   8,500           8,668
SUPERVALU INC 7.50% 2012                                                                          14,750          16,782
Toll Brothers, Inc. 6.875% 2012                                                                   13,750          15,187
Toys "R" Us, Inc.:
 7.875% 2013                                                                                       6,250           6,735
 7.375% 2018                                                                                      10,855          10,872
Unilever Capital Corp. 5.90% 2032                                                                 10,000          10,066
Valero Energy Corp. 6.125% 2007                                                                    1,475           1,603
Waste Management, Inc. 6.50% 2008                                                                  8,500           9,364
                                                                                                                 425,811

PRIVATE ISSUE MORTGAGE-BACKED OBLIGATIONS (6)  -  2.81%
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                    5,000           5,582
Banc of America Mortgage Securities Trust: (4)
 Series 2003-F, Class 2-A-1, 3.734% 2033                                                          19,683          19,899
 Series 2003-G, Class 2-A-1, 4.088% 2033                                                          18,161          18,237
 Series 2003-D, Class 2-A-1, 4.183% 2033                                                           6,713           6,747
Bear Stearns ARM Trust: (4)
 Series 2003-6, Class A-2, 4.074% 2033                                                            31,119          31,451
 Series 2003-3, Class II-A-2, 4.211% 2033                                                          5,909           5,950
 Series 2003-3, Class III-A-1, 5.185% 2033                                                        12,582          12,731
 Series 2003-9, Class III-A-3, 4.457% 2034                                                        50,951          51,476
 Series 2003-9, Class III-A-2, 5.082% 2034                                                        34,277          34,887
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 1.77% 2013 (3)  (4)                                                    4,420           4,411
 Series 2000-WF2, Class A-2, 7.32% 2032                                                            2,000           2,330
 Series 2001-TOP2, Class A-2, 6.48% 2035                                                           6,000           6,717
Chase Commercial Mortgage Securities Corp.:
 Series 1998-2, Class A-2, 6.39% 2030                                                             28,150          31,296
 Series 1998-1, Class A-2, 6.56% 2030                                                              6,000           6,670
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,                       3,000           3,503
  Series 1999-1, Class C, 7.625% 2031
CHL Mortgage Pass-Through Trust:
 Series 2003-J-6, Class 2-A-1, 4.75% 2018                                                         16,626          16,501
 Series 2003-HYB3, Class 4-A-1, 3.551% 2033 (4)                                                   11,878          11,863
 Series 2003-27, Class A-1, 3.842% 2033 (4)                                                       12,453          12,385
 Series 2003-56, Class 6-A-1, 4.958% 2033 (4)                                                     48,122          48,391
CS First Boston Mortgage Securities Corp.:
 Series 2003-AR20, Class 2-A-2, 4.026% 2033 (4)                                                    8,699           8,745
 Series 2001-CF2, Class A-2, 5.935% 2034                                                           8,000           8,501
 Series 2001-CF2, Class A-3, 6.238% 2034                                                           7,000           7,690
 Series 2002-CKP1, Class A-1, 4.627% 2035                                                          3,857           3,998
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                          3,847           4,000
 Series 1998-C1, Class A-1B, 6.48% 2040                                                            8,375           9,281
 Series 1999-C1, Class A-1, 6.91% 2041                                                            18,714          20,382
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                             3,750           4,171
DLJ Mortgage Acceptance Corp., Series 1996-CF2, Class A-1B, 7.29% 2021 (3)                         1,515           1,556
First Union National Bank Commercial Mortgage Trust:
 Series 2000-C1, Class A-1, 7.739% 2032                                                           10,569          11,825
 Series 2002-C1, Class A-1, 5.585% 2034                                                            6,783           7,256
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,                             1,990           2,090
  Series 1998-C2, Class A-1, 6.28% 2035
GGP Mall Properties Trust, Series 2001-C1A, Class A-2, 5.007% 2011 (3)                             7,369           7,754
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.78%
   2036 (4)                                                                                        4,000           4,401
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.208% 2030 (4)                         10,000          10,996
Hilton Hotel Pool Trust, Series 2000-HLT, Class A-1, 7.055% 2015 (3)                               7,792           8,606
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015 (3)                                7,539           8,170
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1,                         7,010           7,627
  Class A-2, 6.001% 2033
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (3)                                       17,545          18,472
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030                                7,400           8,192
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2010                            3,750           4,476
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.117% 2025 (4)                                                        1,977           2,020
 Series 1999-C1, Class A-2, 7.56% 2031                                                             6,750           7,659
Morgan Stanley Capital I, Inc.:
 Series 2003-KIDS, Class A, 1.843% 2016 (3)  (4)                                                  14,863          14,863
 Series 1997-HF1, Class B, 7.33% 2029 (3)                                                          8,656           9,684
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                          10,000          11,165
Morgan Stanley Dean Witter Capital I Trust:
 Series 2002-HQ, Class A-1, 4.59% 2034                                                             2,458           2,546
 Series 2002-IQ2, Class A-2, 5.16% 2035                                                           10,000          10,611
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                           9,000           9,896
 Series 2003-TOP9, Class A-1, 3.98% 2036                                                           4,830           4,857
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                              6,157           6,568
Opryland Hotel Trust, Series 2001-OPRA, Class C, 2.11% 2011 (3)  (4)                               5,000           4,889
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028                              5,301           5,403
Prudential Mortgage Capital Funding, LLC, Series 2001-ROCK,                                       15,555          17,469
  Class A-2, 6.605% 2034
Residential Funding Mortgage Securities I, Inc., Series 2003-S15,                                 37,003          36,606
  Class A-1, 4.50% 2018
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1,                                       20,000          22,234
  Class A-3, 6.428% 2035
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.541%                                3,537           3,908
  2027 (3)  (4)
WaMu Mortgage Pass-Through Certificates Trust: (4)
 Series 2003-AR7, Class A-7, 3.84% 2033                                                           16,032          15,740
 Series 2003-AR8, Class A, 4.03% 2033                                                             18,612          18,782
 Series 2003-AR5, Class A-7, 4.21% 2033                                                            9,386           9,411
 Series 2003-AR6, Class A-1, 4.38% 2033                                                           14,148          14,137
Wells Fargo Mortgage Backed Securities Trust:
 Series 2003-13, Class A-1, 4.50% 2018                                                            19,766          19,790
 Series 2003-12, Class A-1, 4.75% 2018                                                            33,382          33,308
 Series 2003-B, Class A-1, 4.15% 2033 (4)                                                         12,599          12,686
 Series 2003-K, Class I-A-1, 4.522% 2033 (4)                                                      19,891          19,588
                                                                                                                 813,036

PRIVATE ISSUE ASSET-BACKED OBLIGATIONS  (6)  -  1.93%
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408%                             4,608           4,658
  2022 (3)
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured,                                3,905           4,251
  8.057% 2022
American Airlines, Inc.:
 Series 2003-1, Class G, AMBAC insured, 3.857% 2010                                                8,500           8,406
 Series 2001-2, Class A-2, 7.858% 2013                                                             5,000           5,077
AmeriCredit Automobile Receivables Trust, Series 2003-CF, Class A-4, FSA                          15,000          15,295
  insured, 3.48% 2010
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates,                       5,000           5,013
  Series 2003-5, Class A-2, 2.43% 2033
Banco Itau SA, XLCA insured: (3)  (4)
 Series 2002-2, 1.828% 2006                                                                        7,000           6,965
 Series 2002, 1.878% 2007                                                                          6,750           6,716
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series                            3,750           3,940
  2002-1, 5.943% 2022
California Infrastructure and Economic Development Bank, Special Purpose
  Trust, Series 1997-1:
 SCE-1, Class A-6, 6.38% 2008                                                                      3,397           3,620
 PG&E-1, Class A-7, 6.42% 2008                                                                     8,781           9,345
Centex Home Equity Loan Trust:
 Series 2003-A, Class AF-3, 2.708% 2026                                                            3,200           3,199
 Series 2003-C, Class AF-6, 4.81% 2033                                                             5,000           5,030
Chase Credit Card Owner Trust, Series 2003-4, Class B, 1.813% 2016 (4)                            14,000          14,064
Chase Funding Trust:
 Series 2003-5, Class IA-6, 4.597% 2015                                                           10,000           9,744
 Series 2003-1, Class IA-3, 3.14% 2023                                                             3,500           3,528
CIT Equipment Collateral, Series 2002-VT1:
 Class B, 3.97% 2009                                                                               1,474           1,489
 Class C, 4.44% 2009                                                                               2,991           2,933
CitiFinancial Mortgage Securities Inc., Series 2003-3, Class AF-5, 4.553% 2033                     8,000           7,888
Conseco Finance Home Equity Loan Trust, Series 2001-C, Class A-3, 5.39% 2025                         341             341
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3, Class                          3,648           3,693
  A-2, 5.16% 2033
Green Tree Financial Corp., Series 1998-4, Class A-5, 6.18% 2030                                   2,869           2,840
Continental Airlines, Inc.:
 Series 1998-1, Class A, 6.648% 2019                                                               2,601           2,542
 Series 1997-4, Class A, 6.90% 2019                                                                2,107           2,081
 Series 1999-1, Class B, 6.795% 2020                                                               6,783           5,731
 Series 1999-2, Class A-1, 7.256% 2021                                                             2,006           2,039
CPS Auto Receivables Trust: (3)
 Series 2003-A, Class A-2, XLCA insured, 2.89% 2009                                                5,997           5,988
 Series 2002-B, Class A-2, XLCA insured, 3.50% 2009                                                2,287           2,330
 Series 2003-D, Class A-2, 3.56% 2010                                                             10,000          10,072
Delta Air Lines, Inc.:
 Series 2001-1, Class A-2, 7.111% 2013                                                             2,000           2,018
 Series 2002-1, Class C, 7.779% 2013                                                               8,297           7,094
Drive Auto Receivables Trust, Series 2002-1, Class A-4, MBIA insured, 4.09%
   2008 (3)                                                                                        7,000           7,214
Drivetime Auto Owner Trust, Series 2003-C, Class A-3, MBIA insured, 2.715%
   2009 (3)                                                                                       12,000          12,090
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (3)                       1,232           1,235
Educational Enhancement Funding Corp. Tobacco Settlement Bonds, Series 2002-A,                    19,225          18,340
  Class A, 6.72% 2025
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29%
  2009 (3)                                                                                         7,121           7,121
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58%
  2011 (3)                                                                                        20,484          20,638
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                           12,500          13,032
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020 (3)                              3,484           3,575
Green Tree Home Improvement and Home Equity Loan Trust, Series 1996-C, Class                       3,860           3,872
  HI-B1, 7.75% 2021
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                   7,500           7,742
Household Private Label Credit Card Master Note Trust I, Series 2002-1, Class B,                   4,000           3,959
  1.713% 2011 (4)
Hyundai Auto Receivables Trust, Series 2002-A, Class C, 3.91% 2009 (3)                            10,500          10,659
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3, FSA                        4,000           4,051
  insured, 3.175% 2006
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M-2,                      4,000           3,545
  3.391% 2032 (4)
MBNA Credit Card Master Note Trust, Series 2002-C1, Class C-1, 6.80% 2014                         12,500          13,611
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1: (4)
 Class M-1, 1.841% 2033                                                                            4,974           4,997
 Class M-2, 2.341% 2033                                                                            4,000           3,982
Metris Master Trust:  (4)
 Series 2001-1, Class A, 1.369% 2007                                                               5,000           5,003
 Series 2001-3, Class A, 1.379% 2008                                                              12,800          12,663
MMCA Auto Owner Trust:
 Series 2002-2, Class A-3, 3.67% 2006                                                              5,000           5,007
 Series 2002-1, Class A-3, 4.15% 2006                                                                526             526
 Series 2001-2, Class B, 5.75% 2007                                                                2,256           2,291
 Series 2001-4, Class B, 4.84% 2008                                                                3,436           3,446
 Series 2002-4, Class A-4, 3.05% 2009                                                              7,000           7,050
 Series 2002-2, Class A-4, 4.30% 2010                                                             13,000          13,153
 Series 2002-2, Class B, 4.67% 2010                                                                3,018           2,614
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured,
   3.03% 2010                                                                                      5,000           5,080
NextCard Credit Card Master Note Trust, Series 2001-1A, Class A, 1.42%
   2007 (3) (4)                                                                                       39              38
Nordstrom Credit Card Master Note Trust, Series 2002-1A, Class B, 1.863%
   2010 (3)  (4)                                                                                   5,000           5,030
Northwest Airlines, Inc.:
 Series 1999-3, Class G, 7.935% 2020                                                               9,424           9,989
 Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                               2,000           2,086
Oakwood Mortgage Investors Trust, Series 2002-B, Class A-3, 6.06% 2025                             5,000           4,531
Pass-through Amortizing Credit Card Trusts, Series 2002-1A: (3)
 Class A-2FX, 4.685% 2012                                                                          7,504           7,578
 Class A-3FX, 6.298% 2012                                                                          6,174           6,257
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (3)                    5,250           5,703
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                 7,000           7,828
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured,
   2.41% 2010 (3)                                                                                  6,485           6,527
Providian Master Trust, Series 2000-1, Class C, 2.291% 2009 (3)  (4)                               6,000           5,915
Residential Asset Mortgage Products Trust:
 Series 2003-RS1, Class A-I-3, 3.495% 2028                                                         3,700           3,736
 Series 2003-RZ4, Class A-7, 4.79% 2033                                                            8,500           8,472
 Series 2003-RS11, Class A-I-7, 4.828% 2033                                                        9,000           8,968
 Series 2003-RS9, Class A-I-7, 5.06% 2033                                                         13,381          13,454
Residential Asset Securities Corp. Trust:
 Series 2003-KS2, Class A-I-2, 2.15% 2024                                                          3,000           3,000
 Series 2003-KS10, Class A-I-2, 2.71% 2026                                                         9,200           9,207
 Series 2001-KS3, Class A-I-6, 5.96% 2031                                                         12,000          12,692
 Series 2001-KS6, Class A-2, 1.441% 2033 (4)                                                       9,417           9,414
 Series 2003-KS8, Class A-I-6, 4.83% 2033                                                          8,500           8,576
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2001-H13, Class A-I-4, 6.09% 2015                                                            508             508
 Series 2001-HS2, Class A-4, 5.135% 2016 (4)                                                       1,617           1,637
SeaWest Securitization LLC, Series 2003-A, Class A-2, XLCA insured,
   2.84% 2009 (3)                                                                                  9,915          10,034
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured,                   2,585           2,697
   5.70% 2023 (3)
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds,                         5,169           5,058
   Series 2001-A, Class A, 6.36% 2025
Triad Automobile Receivables Owner Trust, AMBAC insured:
 Series 2002-A, Class A-3, 2.62% 2007                                                              5,000           5,055
 Series 2002-1, Class A-3, 3.00% 2009 (3)                                                          6,435           6,530
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023                          6,775           7,328
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023                            6,000           6,190
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                    5,000           5,117
World Financial Network Credit Card Master Note Trust, Series 2001-A, Class B,                     4,000           4,001
  1.833% 2008 (4)
                                                                                                                 557,582
TOTAL CORPORATE BONDS & NOTES                                                                                  4,849,186

                                                                                               Principal          Market
                                                                                                  amount           value
GOVERNMENT OBLIGATIONS - 12.17%                                                                     (000)          (000)

U.S. TREASURY NOTES & BONDS  -  9.03%
 6.00% August 2004                                                                        $      101,000  $      104,061
 7.875% November 2004                                                                             30,000          31,720
 10.75% August 2005                                                                              100,000         114,625
 5.75% November 2005                                                                             149,750         160,770
 6.875% May 2006                                                                                  40,000          44,469
 3.50% November 2006                                                                             250,000         258,438
 3.375% January 2007 (7)                                                                          80,864          87,594
 6.25% February 2007                                                                              44,000          49,067
 4.375% May 2007                                                                                 100,000         105,922
 6.625% May 2007                                                                                 180,000         203,710
 3.25% August 2007 (5)                                                                           150,000         153,024
 3.00% November 2007                                                                             181,000         182,555
 3.625% January 2008 (7)                                                                         123,677         136,804
 3.00% February 2008                                                                             150,000         150,704
 2.625% May 2008                                                                                  20,000          19,700
 5.625% May 2008 (5)                                                                              25,000          27,695
 4.75% November 2008                                                                              20,000          21,412
 10.375% November 2009                                                                            15,000          16,160
 10.00% May 2010                                                                                   4,500           5,010
 5.75% August 2010                                                                                20,000          22,431
 3.50% January 2011 (7)                                                                           47,834          53,798
 5.00% February 2011                                                                              25,000          26,856
 3.375% January 2012 (7)                                                                          62,515          70,026
 4.375% August 2012                                                                               72,000          73,452
 10.375% November 2012                                                                             8,000          10,219
 11.250% February 2015                                                                             8,000          12,810
 9.875% November 2015                                                                              4,000           5,968
 8.125% August 2019                                                                              100,000         135,125
 6.25% August 2023                                                                                88,500         100,932
 6.875% August 2025                                                                               67,750          82,909
 5.25% February 2029                                                                              15,000          15,134
 3.375% April 2032 (7)                                                                           104,229         128,810
                                                                                                               2,611,910

FEDERAL AGENCY: MORTGAGE PASS-THROUGH OBLIGATIONS  (6) -  2.38%
Fannie Mae:
 4.50% 2019                                                                                       20,000          20,022
 5.00% 2018 - 2033                                                                                37,783          38,003
 5.50% 2016 - 2034                                                                               132,948         136,333
 6.00% 2013 - 2033                                                                                68,101          71,164
 6.50% 2013 - 2032                                                                                21,213          22,299
 7.00% 2008 - 2031                                                                                 2,688           2,858
 7.50% 2030 - 2031                                                                                 4,351           4,669
 8.50% 2027                                                                                        1,065           1,164
 9.00% 2016                                                                                        1,342           1,457
 10.50% 2022                                                                                       1,436           1,664
 11.00% 2018 - 2020                                                                                2,104           2,476
Freddie Mac:
 4.50% 2019                                                                                       24,250          24,254
 5.00% 2019 - 2034                                                                                90,000          90,729
 6.00% 2034                                                                                       30,000          31,003
 6.50% 2031                                                                                        1,437           1,508
 7.50% 2022 - 2024                                                                                   228             245
 8.50% 2008 - 2020                                                                                 1,016           1,120
 10.00% 2018                                                                                         958           1,106
Government National Mortgage Association:
 5.50% 2017 - 2034                                                                                87,785          89,215
 6.00% 2014 - 2034                                                                                64,957          67,437
 6.50% 2031 - 2032                                                                                19,661          20,780
 7.00% 2022 - 2032                                                                                17,272          18,502
 7.50% 2022 - 2032                                                                                20,794          22,436
 8.00% 2023 - 2030                                                                                10,492          11,413
 9.00% 2009                                                                                        2,643           2,867
 10.00% 2020 - 2021                                                                                2,756           3,218
                                                                                                                 687,942

FEDERAL AGENCY: NON-PASS-THROUGH OBLIGATIONS  -  0.38%
Federal Home Loan Bank 4.125% 2004                                                                23,140          23,684
Freddie Mac:
 4.25% 2005                                                                                       64,250          66,677
 5.75% 2010                                                                         Euro           3,000           4,128
 6.25% 2012                                                                                $       5,000           5,274
 6.75% 2031                                                                                        7,850           9,072
                                                                                                                 108,835

FEDERAL AGENCY: COLLATERALIZED MORTGAGE OBLIGATIONS  (6) -  0.30%
Fannie Mae:
 Series 2002-W7, Class A-2, 4.80% 2022                                                             6,970           7,177
 Series 2001-4, Class NA, 11.79% 2025 (4)                                                          1,646           1,907
 Series 2002-W3, Class A-5, 7.50% 2028                                                             4,384           4,789
 Series 2001-20, Class D, 11.034% 2031 (4)                                                           299             348
 Series 2003-W10, Class 1A-2B, 3.112% 2037                                                        19,200          19,206
 Series 2001-T10, Class A-1, 7.00% 2041                                                            2,716           2,932
 Series 2001-50, Class BA, 7.00% 2041                                                              2,682           2,859
 Series 2002-W1, Class 2A, 7.50% 2042                                                              3,975           4,343
Freddie Mac:
 Series H009, Class A-2, 1.876% 2008 (4)                                                           4,314           4,273
 Series SF2, Class GC, 2.64% 2009                                                                 10,000           9,558
 Series 2310, Class B, 9.911% 2015 (4)                                                               645             719
 Series T-041, Class 3-A, 7.50% 2032                                                              15,601          17,093
 Series T-056, Class A-2A, 2.842% 2036                                                             8,000           8,018
 Series T-042, Class A-2, 5.50% 2042                                                               4,596           4,665
                                                                                                                  87,887

NON-U.S. GOVERNMENT OBLIGATIONS  -  0.08%
State of Qatar 9.75% 2030                                                                          5,000           7,075
United Mexican States Government, Global:
 4.625% 2008                                                                                       3,500           3,553
 10.375% 2009                                                                                      6,500           8,255
 Eurobonds, 6.375% 2013                                                                            5,000           5,200
                                                                                                                  24,083
TOTAL GOVERNMENT OBLIGATIONS                                                                                   3,520,657

                                                                                               Principal          Market
                                                                                                  amount           value
OTHER OBLIGATIONS - 0.40%                                                                           (000)          (000)

MUNICIPALS  OBLIGATIONS -  0.06%
State of California Dept. of Water Resources, Power Supply Revenue Bonds,
   Series 2002-E:
 3.585% 2004                                                                              $       10,425  $       10,481
 4.33% 2006                                                                                        7,500           7,711
                                                                                                                  18,192


MISCELLANEOUS  -  0.34%
Other obligations in initial period of acquisition                                                                99,246
Total other obligations                                                                                          117,438

TOTAL BONDS & NOTES (cost: $8,162,570,000)                                                                     8,487,281



                                                                                               Principal          Market
                                                                                                  amount           value
SHORT-TERM SECURITIES - 5.94%                                                                       (000)          (000)

CORPORATE SHORT-TERM NOTES  -  4.80%
Anheuser-Busch Cos. Inc. 1.01% due 2/3/2004 (3) (5)                                       $       25,000  $       24,976
Bank of America Corp. 1.10% due 3/15-4/5/2004 (5)                                                 36,500          36,404
Receivables Capital Corp. 1.10% due 2/6/2004 (3)                                                  36,357          36,316
BellSouth Corp. 1.01% due 2/2/2004 (3)                                                            50,000          49,954
ChevronTexaco Corp. 1.02% due 1/23/2004 (5)                                                       22,400          22,385
Citicorp 1.07% due 1/5/2004 (5)                                                                   50,000          49,992
Clorox Co. 1.02% due 1/13/2004                                                                    40,000          39,985
Coca-Cola Co. 1.02%-1.03% due 3/8-3/10/2004                                                       50,700          50,597
E.I. DuPont de Nemours & Co. 1.03%-1.07% due 1/14-2/20/2004                                      121,200         121,090
Edison Asset Securitization LLC 1.09% due 1/22-2/5/2004 (3)                                       71,700          71,639
FCAR Owner Trust I 1.09%-1.10% due 1/6-2/3/2004                                                   50,000          49,969
Gannett Co. 1.03% due 1/27/2004 (3)                                                               15,300          15,288
Harley-Davidson Funding Corp. 1.03% due 1/7/2004 (3)                                              15,000          14,997
Household Finance Corp. 1.08% due 1/13-1/26/2004                                                  41,300          41,269
IBM Credit Corp. 1.01%-1.02% due 1/6-1/16/2004                                                    32,900          32,890
Medtronic Inc. 1.02%-1.03% due 1/13-1/22/2004 (3)                                                 47,400          47,376
Merck & Co. Inc. 1.01% due 1/21/2004                                                              50,000          49,971
Motiva Enterprises LLC 1.03%-1.04% due 1/7-1/12/2004                                              45,000          44,988
New Center Asset Trust 1.07% due 1/20-1/22/2004                                                   47,400          47,370
Park Avenue Receivables Corp. 1.09% due 1/12-1/15/2004 (3)                                        44,500          44,482
Pfizer Inc 1.01%-1.04% due 1/9-2/13/2004 (3)                                                     115,100         115,019
Preferred Receivables Funding Corp. 1.08%-1.09% due 1/21-3/1/2004 (3)                            108,800         108,683
Private Export Funding Corp. 1.05%-1.08% due 2/12-4/1/2004 (3)                                    63,000          62,882
Procter & Gamble Co. 1.01%-1.02% due 1/9-1/15/2004 (3)                                            30,700          30,692
SBC International Inc. 1.05% due 1/14/2004 (3)                                                    25,000          24,990
Triple-A One Funding Corp. 1.09% due 1/7-1/8/2004 (3)                                             50,209          50,198
United Parcel Service Inc. 0.92% due 1/21/2004                                                    25,000          24,985
USAA Capital Corp. 1.03%-1.05% due 1/15-2/17/2004                                                 53,900          53,857
Verizon Network Funding Corp. 1.03% due 2/20/2004                                                 25,000          24,963
                                                                                                               1,388,207

U.S. TREASURIES  -  0.43%
U.S. Treasury Bills 0.895%-0.96% due 1/2-3/18/2004 (5)                                           124,600         124,463


CERTIFICATES OF DEPOSIT  -  0.42%
Wells Fargo & Co. 1.04%-1.05% due 1/20-2/17/2004                                                 120,500         120,499


FEDERAL AGENCY DISCOUNT NOTES  -  0.29%
Federal Farm Credit Banks 1.00% due 2/23/2004                                                     25,000          24,962
International Bank for Reconstruction and Development 1.00% due 2/13/2004                         34,600          34,558
Student Loan Marketing Assn. 0.963% due 6/17/2004 (4)                                             25,000          24,975
                                                                                                                  84,495


TOTAL SHORT-TERM SECURITIES (cost: $1,717,671,000)                                                             1,717,664


TOTAL INVESTMENT SECURITIES (cost: $25,709,452,000)                                                           29,152,814
Other assets less liabilities                                                                                   (220,934)

NET ASSETS                                                                                                   $28,931,880

(1) Security did not produce income during the last 12 months.
(2) The fund owns 5.04% of the outstanding voting securities of Noble Energy, Inc. and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Coupon rate may change periodically.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(7) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements



EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE JUNE 30, 2003

Amgen
Bank of America
Bank of New York
BellSouth
Burlington Resources
Citigroup
Fannie Mae
FPL Group
Freddie Mac
Harley-Davidson Motor
Illinois Tool Works
Jefferson-Pilot
Knight-Ridder
Magna International
Marsh & McLennan Companies
McKesson
Procter & Gamble
QUALCOMM
Rio Tinto
SBC Communications
Southwest Airlines
SunTrust Banks
U.S. Bancorp
Wall-Mart Stores

EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE JUNE 30, 2003

Aetna
Analog Devices
CenturyTel
Chubb
Crompton
Duke Energy
Exelon
Flextronics International
Halliburton
Imperial Oil
Kerr-McGee
Kingfisher
Linear Technology
Millennium Chemicals
National City
NIKE
NiSource
Royal & Sun Alliance Insurance Group
Schering-Plough
TXU



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES           (dollars and shares in thousands,
at December 31, 2003                                  except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $25,605,292)                                             $29,025,744
  Affiliated issuers (cost: $104,160)                                                      127,070          $29,152,814
 Cash                                                                                                               705
 Receivables for:
  Sales of investments                                                                     110,208
  Sales of fund's shares                                                                   135,857
  Dividends and interest                                                                   129,940              376,005
                                                                                                             29,529,524
LIABILITIES:
 Payables for:
  Purchases of investments                                                                 545,752
  Repurchases of fund's shares                                                              32,847
  Investment advisory services                                                               5,979
  Services provided by affiliates                                                           11,956
  Deferred Directors' compensation                                                             908
  Other fees and expenses                                                                      202              597,644
NET ASSETS AT DECEMBER 31, 2003                                                                             $28,931,880

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                 $25,502,322
 Undistributed net investment income                                                                              7,508
 Accumulated net realized loss                                                                                  (21,403)
 Net unrealized appreciation                                                                                  3,443,453
NET ASSETS AT DECEMBER 31, 2003                                                                             $28,931,880

TOTAL AUTHORIZED CAPITAL STOCK - 2,500,000 SHARES, $.001 PAR VALUE

                                                         Net assets          Shares outstanding      Net asset value per share (1)

Class A                                                 $19,951,146                 1,153,959                        $17.29
Class B                                                   3,343,443                   193,884                         17.24
Class C                                                   2,967,980                   172,190                         17.24
Class F                                                     658,912                    38,115                         17.29
Class 529-A                                                 389,211                    22,522                         17.28
Class 529-B                                                 137,321                     7,948                         17.28
Class 529-C                                                 192,854                    11,162                         17.28
Class 529-E                                                  26,558                     1,537                         17.28
Class 529-F                                                   6,703                       388                         17.27
Class R-1                                                    16,422                       952                         17.24
Class R-2                                                   293,177                    17,004                         17.24
Class R-3                                                   562,735                    32,616                         17.25
Class R-4                                                   258,429                    14,957                         17.28
Class R-5                                                   126,989                     7,341                         17.30

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $18.34 and $18.33, respectively.


See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended December 31, 2003                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $3,304;
    also includes $455 from affiliates                                                    $324,078
  Interest                                                                                 322,134             $646,212

 Fees and expenses:
  Investment advisory services                                                              55,043
  Distribution services                                                                     88,954
  Transfer agent services                                                                   22,746
  Administrative services                                                                    8,032
  Reports to shareholders                                                                      841
  Registration statement and prospectus                                                      1,437
  Postage, stationery and supplies                                                           2,807
  Directors' compensation                                                                      309
  Auditing and legal                                                                            76
  Custodian                                                                                    393
  State and local taxes                                                                          1
  Other                                                                                         69
  Total expenses before reimbursement                                                      180,708
   Reimbursement of expenses                                                                   418              180,290
 Net investment income                                                                                          465,922

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                              154,255
  Non-U.S. currency transactions                                                              (710)             153,545
 Net unrealized appreciation on:
  Investments                                                                            3,961,627
  Non-U.S. currency translations                                                                42            3,961,669
   Net realized gain and unrealized appreciation
    on investments and non-U.S. currency                                                                      4,115,214
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $4,581,136



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                               Year ended December 31
                                                                                              2003                 2002
OPERATIONS:
 Net investment income                                                                    $465,922             $365,757
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                           153,545             (171,397)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                      3,961,669           (1,185,492)
  Net increase (decrease) in net assets
   resulting from operations                                                             4,581,136             (991,132)

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income                                                     (469,461)            (376,231)
 Distributions from net realized gain
  on investments                                                                                 -              (17,049)
   Total dividends and distributions paid
    to shareholders                                                                       (469,461)            (393,280)

CAPITAL SHARE TRANSACTIONS                                                               8,395,553            7,776,719

TOTAL INCREASE IN NET ASSETS                                                            12,507,228            6,392,307

NET ASSETS:
 Beginning of year                                                                      16,424,652           10,032,345
 End of year (including undistributed
  net investment income: $7,508 and $7,282, respectively)                              $28,931,880          $16,424,652


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of December 31, 2003, the cost of investment securities for federal income tax purposes was $25,710,965,000.

During the year ended December 31, 2003, the fund reclassified $3,765,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                        (dollars in thousands)


Undistributed net investment income and currency gains
                                                                                                               $9,231
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                     (67)
  2003 through December 31, 2003
Capital loss carryforward expiring in 2010                                                                   (20,638)
Gross unrealized appreciation on investment securities                                                      3,792,797
Gross unrealized depreciation on investment securities                                                      (350,948)

Capital gains realized during the year ended December 31, 2003, were offset by capital losses of $126,876,000, which were realized during the period November 1, 2002 through December 31, 2002, and the utilization of a capital loss carryforward of $22,893,000. The remaining capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):


YEAR ENDED DECEMBER 31, 2003
                                Distributions from              Distributions from
                                   ordinary income         long-term capital gains        Total distributions paid
Share class
Class A                                $ 364,606                          -                       $ 364,606
Class B                                   39,762                          -                          39,762
Class C                                   31,736                          -                          31,736
Class F                                   10,466                          -                          10,466
Class 529-A                                6,048                          -                           6,048
Class 529-B                                1,347                          -                           1,347
Class 529-C                                1,852                          -                           1,852
Class 529-E                                  338                          -                             338
Class 529-F                                   57                          -                              57
Class R-1                                    133                          -                             133
Class R-2                                  2,551                          -                           2,551
Class R-3                                  5,528                          -                           5,528
Class R-4                                  2,648                          -                           2,648
Class R-5                                  2,389                          -                           2,389
Total                                  $ 469,461                          -                       $ 469,461




YEAR ENDED DECEMBER 31, 2002(1)
                                Distributions from              Distributions from
Share class                        ordinary income         long-term capital gains        Total distributions paid
Class A
Class B                                $ 316,029                     $ 14,753                     $ 330,782
Class C                                   27,444                        1,200                        28,644
Class F                                   21,424                          882                        22,306
Class 529-A                                6,630                          212                         6,842
Class 529-B                                2,132                            2                         2,134
Class 529-C                                  493                           -*                           493
Class 529-E                                  733                           -*                           733
Class 529-F                                  102                            -                           102
Class R-1                                      2                            -                             2
Class R-2                                     15                            -                            15
Class R-3                                    253                            -                           253
Class R-4                                    513                            -                           513
Class R-5                                    132                            -                           132
Total                                        329                            -                           329
                                       $ 376,231                     $ 17,049                     $ 393,280



* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.232% on such assets in excess of $27 billion. For the year ended December 31, 2003, the investment advisory services fee was $55,043,000, which was equivalent to an annualized rate of 0.259% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2003, unreimbursed expenses subject to reimbursement totaled $14,613,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2 and R-3, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended December 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $38,148          $19,613        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B         24,294            3,133         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C         19,954          Included            $2,993              $842            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,111          Included              667                72             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         292           Included             377                 44                  $251
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         919           Included             138                 43                   92
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C        1,234          Included             185                 43                  123
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         85            Included              25                  3                   17
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          7            Included              4                  -*                   3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          86            Included              13                  8             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         1,194          Included             239                 839            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         1,347          Included              404                330            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          283           Included             170                 14             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              91                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $88,954          $22,746            $5,306             $2,240                $486
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $193,000 in current fees (either paid in cash or deferred) and a net increase of $116,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                        Reinvestments of dividends
Share class                          Sales(1)                          dividends and distributions
                                      Amount               Shares        Amount              Shares
Year ended December 31, 2003
Class A                          $ 6,685,693              428,711     $ 347,356              22,523
Class B                            1,275,567               82,397        37,767               2,452
Class C                            1,377,511               87,810        29,706               1,926
Class F                              335,973               21,445         9,442                 609
Class 529-A                          184,592               11,785         6,048                 390
Class 529-B                           65,096                4,213         1,347                  87
Class 529-C                           97,757                6,243         1,852                 120
Class 529-E                           13,195                  844           338                  22
Class 529-F                            5,632                  357            57                   4
Class R-1                             13,694                  883           133                   8
Class R-2                            268,105               17,435         2,548                 162
Class R-3                            493,130               31,459         5,527                 351
Class R-4                            241,670               15,289         2,648                 166
Class R-5                            102,322                6,998         2,340                 149
Total net increase
   (decrease)                   $ 11,159,937              715,869     $ 447,109              28,969

Year ended December 31, 2002(2)
Class A                          $ 6,783,079              447,156     $ 315,045              20,870
Class B                            1,468,184               96,537        27,147               1,813
Class C                            1,306,014               85,679        20,945               1,401
Class F                              312,781               20,616         6,155                 411
Class 529-A                          169,551               11,236         2,134                 145
Class 529-B                           57,835                3,854           494                  33
Class 529-C                           81,746                5,414           733                  50
Class 529-E                           10,545                  707           102                   7
Class 529-F                              461                   32             2                  -*
Class R-1                              2,176                  153            15                   1
Class R-2                             46,107                3,238           253                  17
Class R-3                             86,856                6,118           511                  36
Class R-4                             25,170                1,743           132                   9
Class R-5                             27,932                1,852           280                  19
Total net increase
   (decrease)                   $ 10,378,437              684,335     $ 373,948              24,812


Share class                               Repurchases(1)                      Net increase
                                     Amount                Shares         Amount            Shares
Year ended December 31, 2003
Class A                        $ (2,407,191)             (157,596)   $ 4,625,858           293,638
Class B                            (228,752)              (15,035)     1,084,582            69,814
Class C                            (270,580)              (17,675)     1,136,637            72,061
Class F                             (94,200)               (6,161)       251,215            15,893
Class 529-A                         (11,389)                 (723)       179,251            11,452
Class 529-B                          (2,565)                 (162)        63,878             4,138
Class 529-C                          (8,455)                 (537)        91,154             5,826
Class 529-E                            (552)                  (34)        12,981               832
Class 529-F                             (70)                   (5)         5,619               356
Class R-1                            (1,334)                  (85)        12,493               806
Class R-2                           (53,929)               (3,494)       216,724            14,103
Class R-3                           (73,072)               (4,663)       425,585            27,147
Class R-4                           (34,748)               (2,198)       209,570            13,257
Class R-5                           (24,656)               (1,592)        80,006             5,555
Total net increase
   (decrease)                  $ (3,211,493)             (209,960)   $ 8,395,553           534,878

Year ended December 31, 2002(2)
Class A                        $ (2,509,940)             (169,986)   $ 4,588,184           298,040
Class B                            (182,620)              (12,719)     1,312,711            85,631
Class C                            (181,313)              (12,625)     1,145,646            74,455
Class F                             (77,496)               (5,336)       241,440            15,691
Class 529-A                          (4,394)                 (311)       167,291            11,070
Class 529-B                          (1,098)                  (77)        57,231             3,810
Class 529-C                          (1,823)                 (128)        80,656             5,336
Class 529-E                            (127)                   (9)        10,520               705
Class 529-F                              (1)                   -*            462                32
Class R-1                              (113)                   (8)         2,078               146
Class R-2                            (4,971)                 (354)        41,389             2,901
Class R-3                            (9,807)                 (685)        77,560             5,469
Class R-4                              (736)                  (52)        24,566             1,700
Class R-5                            (1,227)                  (85)        26,985             1,786
Total net increase
   (decrease)                  $ (2,975,666)             (202,375)   $ 7,776,719           506,772


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2003, the total value of restricted securities was $1,613,564,000, which represented 5.58% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $14,097,366,000 and $6,390,502,000, respectively, during the year ended December 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2003, the custodian fee of $393,000 included $42,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)

                                                Income (loss) from investment operations (2)
                                                                       Net
                                    Net asset                 gains(losses)
                                       value,          Net   on securities     Total from
                                    beginning   investment  (both realized     investment
                                    of period       income  and unrealized)    operations
Class A:
 Year ended 12/31/2003                 $14.42         $.37           $2.87          $3.24
 Year ended 12/31/2002                  15.85          .42           (1.40)          (.98)
 Year ended 12/31/2001                  15.47          .51             .73           1.24
 Year ended 12/31/2000                  14.42          .57            1.62           2.19
 Year ended 12/31/1999                  15.76          .56            (.04)           .52
Class B:
 Year ended 12/31/2003                  14.38          .25            2.86           3.11
 Year ended 12/31/2002                  15.82          .31           (1.41)         (1.10)
 Year ended 12/31/2001                  15.46          .39             .73           1.12
 Period from 3/15/2000 to 12/31/2000    13.65          .33            2.41           2.74
Class C:
 Year ended 12/31/2003                  14.38          .24            2.87           3.11
 Year ended 12/31/2002                  15.82          .30           (1.41)         (1.11)
 Period from 3/15/2001 to 12/31/2001    15.47          .30             .63            .93
Class F:
 Year ended 12/31/2003                  14.42          .36            2.88           3.24
 Year ended 12/31/2002                  15.85          .42           (1.40)          (.98)
 Period from 3/15/2001 to 12/31/2001    15.50          .40             .62           1.02
Class 529-A:
 Year ended 12/31/2003                  14.41          .37            2.87           3.24
 Period from 2/15/2002 to 12/31/2002    15.82          .37           (1.33)          (.96)
Class 529-B:
 Year ended 12/31/2003                  14.41          .23            2.87           3.10
 Period from 2/15/2002 to 12/31/2002    15.82          .26           (1.33)         (1.07)
Class 529-C:
 Year ended 12/31/2003                  14.41          .23            2.87           3.10
 Period from 2/19/2002 to 12/31/2002    15.62          .26           (1.12)          (.86)
Class 529-E:
 Year ended 12/31/2003                  14.41          .31            2.87           3.18
 Period from 3/5/2002 to 12/31/2002     16.14          .31           (1.76)         (1.45)
Class 529-F:
 Year ended 12/31/2003                  14.41          .35            2.86           3.21
 Period from 9/17/2002 to 12/31/2002    14.18          .13             .21            .34
Class R-1:
 Year ended 12/31/2003                  14.39          .24            2.86           3.10
 Period from 5/29/2002 to 12/31/2002    15.93          .19           (1.56)         (1.37)
Class R-2:
 Year ended 12/31/2003                  14.39          .24            2.87           3.11
 Period from 5/21/2002 to 12/31/2002    15.97          .20           (1.60)         (1.40)
Class R-3:
 Year ended 12/31/2003                  14.40          .31            2.85           3.16
 Period from 6/4/2002 to 12/31/2002     15.70          .22           (1.32)         (1.10)
Class R-4:
 Year ended 12/31/2003                  14.41          .36            2.88           3.24
 Period from 6/21/2002 to 12/31/2002    15.32          .24            (.93)          (.69)
Class R-5:
 Year ended 12/31/2003                  14.43          .41            2.87           3.28
 Period from 5/15/2002 to 12/31/2002    16.07          .30           (1.71)         (1.41)


                                                  Dividends and distributions
                                           Dividends
                                           (from net  Distributions           Total     Net asset
                                          investment  (from capital   dividends and    value, end
                                             income)         gains)   distributions     of period
Class A:
 Year ended 12/31/2003                         $(.37)           $ -          $(.37)       $17.29
 Year ended 12/31/2002                          (.43)          (.02)          (.45)        14.42
 Year ended 12/31/2001                          (.56)          (.30)          (.86)        15.85
 Year ended 12/31/2000                          (.56)          (.58)         (1.14)        15.47
 Year ended 12/31/1999                          (.56)         (1.30)         (1.86)        14.42
Class B:
 Year ended 12/31/2003                          (.25)             -           (.25)        17.24
 Year ended 12/31/2002                          (.32)          (.02)          (.34)        14.38
 Year ended 12/31/2001                          (.46)          (.30)          (.76)        15.82
 Period from 3/15/2000 to 12/31/2000            (.35)          (.58)          (.93)        15.46
Class C:
 Year ended 12/31/2003                          (.25)             -           (.25)        17.24
 Year ended 12/31/2002                          (.31)          (.02)          (.33)        14.38
 Period from 3/15/2001 to 12/31/2001            (.32)          (.26)          (.58)        15.82
Class F:
 Year ended 12/31/2003                          (.37)             -           (.37)        17.29
 Year ended 12/31/2002                          (.43)          (.02)          (.45)        14.42
 Period from 3/15/2001 to 12/31/2001            (.41)          (.26)          (.67)        15.85
Class 529-A:
 Year ended 12/31/2003                          (.37)             -           (.37)        17.28
 Period from 2/15/2002 to 12/31/2002            (.43)          (.02)          (.45)        14.41
Class 529-B:
 Year ended 12/31/2003                          (.23)             -           (.23)        17.28
 Period from 2/15/2002 to 12/31/2002            (.32)          (.02)          (.34)        14.41
Class 529-C:
 Year ended 12/31/2003                          (.23)             -           (.23)        17.28
 Period from 2/19/2002 to 12/31/2002            (.33)          (.02)          (.35)        14.41
Class 529-E:
 Year ended 12/31/2003                          (.31)             -           (.31)        17.28
 Period from 3/5/2002 to 12/31/2002             (.28)             -           (.28)        14.41
Class 529-F:
 Year ended 12/31/2003                          (.35)             -           (.35)        17.27
 Period from 9/17/2002 to 12/31/2002            (.11)             -           (.11)        14.41
Class R-1:
 Year ended 12/31/2003                          (.25)             -           (.25)        17.24
 Period from 5/29/2002 to 12/31/2002            (.17)             -           (.17)        14.39
Class R-2:
 Year ended 12/31/2003                          (.26)             -           (.26)        17.24
 Period from 5/21/2002 to 12/31/2002            (.18)             -           (.18)        14.39
Class R-3:
 Year ended 12/31/2003                          (.31)             -           (.31)        17.25
 Period from 6/4/2002 to 12/31/2002             (.20)             -           (.20)        14.40
Class R-4:
 Year ended 12/31/2003                          (.37)             -           (.37)        17.28
 Period from 6/21/2002 to 12/31/2002            (.22)             -           (.22)        14.41
Class R-5:
 Year ended 12/31/2003                          (.41)             -           (.41)        17.30
 Period from 5/15/2002 to 12/31/2002            (.23)             -           (.23)        14.43


                                                                                Ratio of          Ratio of
                                                              Net assets,       expenses        net income
                                                   Total    end of period     to average        to average
                                                return(3)   (in millions)     net assets        net assets
Class A:
 Year ended 12/31/2003                            22.82%       $19,951             .67%             2.38%
 Year ended 12/31/2002                             (6.27)       12,405             .70              2.79
 Year ended 12/31/2001                              8.19         8,915             .68              3.26
 Year ended 12/31/2000                             15.85         6,042             .69              3.93
 Year ended 12/31/1999                              3.47         5,981             .66              3.59
Class B:
 Year ended 12/31/2003                             21.90         3,344            1.42              1.62
 Year ended 12/31/2002                             (7.04)        1,784            1.46              2.07
 Year ended 12/31/2001                              7.34           608            1.44              2.46
 Period from 3/15/2000 to 12/31/2000               20.52            38            1.44  (5)         3.02       (5)
Class C:
 Year ended 12/31/2003                             21.84         2,968            1.48              1.55
 Year ended 12/31/2002                             (7.08)        1,440            1.51              2.03
 Period from 3/15/2001 to 12/31/2001                6.08           406            1.54  (5)         2.36       (5)
Class F:
 Year ended 12/31/2003                             22.79           659             .69              2.34
 Year ended 12/31/2002                             (6.29)          320             .72              2.81
 Period from 3/15/2001 to 12/31/2001                6.64           104             .75  (5)         3.15       (5)
Class 529-A:
 Year ended 12/31/2003                             22.87           389             .67              2.36
 Period from 2/15/2002 to 12/31/2002               (6.19)          160             .72  (5)         2.91       (5)
Class 529-B:
 Year ended 12/31/2003                             21.74           137            1.58              1.44
 Period from 2/15/2002 to 12/31/2002               (6.85)           55            1.60  (5)         2.04       (5)
Class 529-C:
 Year ended 12/31/2003                             21.76           193            1.57              1.46
 Period from 2/19/2002 to 12/31/2002               (5.63)           77            1.59  (5)         2.05       (5)
Class 529-E:
 Year ended 12/31/2003                             22.37            27            1.05              1.97
 Period from 3/5/2002 to 12/31/2002                (9.02)           10            1.06  (5)         2.60       (5)
Class 529-F:
 Year ended 12/31/2003                             22.63             7             .80              2.16
 Period from 9/17/2002 to 12/31/2002                2.36             - (4)         .23               .87
Class R-1:
 Year ended 12/31/2003                             21.77            16            1.48  (6)         1.50
 Period from 5/29/2002 to 12/31/2002               (8.61)            2            1.48 (5,6)        2.23       (5)
Class R-2:
 Year ended 12/31/2003                             21.83           293            1.44  (6)         1.54
 Period from 5/21/2002 to 12/31/2002               (8.79)           42            1.45 (5,6)        2.30       (5)
Class R-3:
 Year ended 12/31/2003                             22.27           563            1.05  (6)         1.94
 Period from 6/4/2002 to 12/31/2002                (7.04)           79            1.06 (5,6)        2.67       (5)
Class R-4:
 Year ended 12/31/2003                             22.81           258             .68              2.28
 Period from 6/21/2002 to 12/31/2002               (4.52)           25             .71 (5,6)        3.13       (5)
Class R-5:
 Year ended 12/31/2003                             23.16           127             .38              2.62
 Period from 5/15/2002 to 12/31/2002               (8.77)           26             .39  (5)         3.27       (5)


                                                                          Year ended December 31
                                                      2003            2002           2001                  2000          1999

Portfolio turnover rate for all classes of shares      32%             41%            50%                   51%           48%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 1.52% and 1.70% for classes R-1 and R-2, respectively, during the year ended December 31, 2003, and 1.83%, 1.54%, 1.08% and .75% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended December 31, 2002. The expense ratio for Class R-3 was not affected by any payments made by CRMC during the year ended December 31, 2003.



INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMERICAN BALANCED FUND, INC.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
February 5, 2004



TAX INFORMATION (UNAUDITED)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during the year. For purposes of computing the dividends eligible for reduced tax rates, 67% of the dividends paid by the fund from net investment income are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 61% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2004 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended December 31, 2003:
                                                                                              1 year          Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +16.90%           +10.00%(1)
Not reflecting CDSC                                                                           +21.90%           +10.60%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +20.84%            +6.77%(2)
Not reflecting CDSC                                                                           +21.84%            +6.77%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +22.79%            +7.59%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +15.80%            +4.51%(4)
Not reflecting maximum sales charge                                                           +22.87%            +7.88%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +16.74%            +4.91%(4)
Not reflecting CDSC                                                                           +21.74%            +6.94%(4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +20.76%            +7.74%(5)
Not reflecting CDSC                                                                           +21.76%            +7.74%(5)

CLASS 529-E SHARES(3)                                                                         +22.37%            +6.06%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +22.63%           +19.31%(7)

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A and
    Class 529-B shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-C shares were first sold.
(6) Average annual total return from March 5, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.



BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS
                                             YEAR FIRST
                                                ELECTED
                                             A DIRECTOR
NAME AND AGE                              OF THE FUND(1)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

ROBERT A. FOX, 66                             1976-1978       Managing General Partner, Fox Investments LP;
                                                1982          former Professor, University of California; retired President and
                                                              CEO, Foster Farms (poultry producer)

LEONADE D. JONES, 56                            1993          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

JOHN M. LILLIE, 67                              2003          Business consultant; former President, Sequoia Associates LLC
                                                              (investment firm specializing in medium-size buyouts); former Vice
                                                              Chairman of the Board, Gap, Inc. (specialty apparel retailing)

JOHN G. MCDONALD, 66                          1975-1978       The IBJ Professor of Finance, Graduate School of Business,
                                                1988          Stanford University

JAMES K. PETERSON, 62                           1999          Managing Director, Oak Glen Consultancy LLC (consulting services to charitable organizations, pension funds and other financial management companies)

HENRY E. RIGGS, 69                              1989          Chairman of the Board and President Emeritus, Keck Graduate Institute
                                                              of Applied Life Sciences

ISAAC STEIN, 574                                2004          President, Waverley Associates (private investment fund); Managing
                                                              Director, Technogen Associates L.P (venture capital partnership);
                                                              Chairman of the Board of Trustees, Stanford University

PATRICIA K. WOOLF, PH.D., 69                    1988          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS
                                               NUMBER OF
                                           BOARDS WITHIN
                                                THE FUND
                                              COMPLEX(2)
                                                ON WHICH
NAME AND AGE                             DIRECTOR SERVES      OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

ROBERT A. FOX, 66                                 7           Crompton Corporation

LEONADE D. JONES, 56                              6           None

JOHN M. LILLIE, 67                                2           None

JOHN G. MCDONALD, 66                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

JAMES K. PETERSON, 62                             2           None

HENRY E. RIGGS, 69                                4           None

ISAAC STEIN, 574                                  2           None

PATRICIA K. WOOLF, PH.D., 69                      6           Crompton Corporation; First Energy Corporation; National Life Holding
                                                              Co.


"INTERESTED" DIRECTORS(5)
                                             YEAR FIRST
                                              ELECTED A
                                            DIRECTOR OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                    OFFICER      AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        OF THE FUND(1)      PRINCIPAL UNDERWRITER OF THE FUND


ROBERT G. O'DONNELL, 59                         1990          Senior Vice President and Director,
Chairman of the Board and                                     Capital Research and Management Company
Principal Executive Officer

PAUL G. HAAGA, JR., 55                          1994          Executive Vice President and Director, Capital Research and Management
                                                              Company; Director, The Capital Group Companies, Inc.;(6) Director,
                                                              American Funds Distributors, Inc.(6)

"INTERESTED" DIRECTORS(5)
                                              NUMBER OF
                                          BOARDS WITHIN
                                               THE FUND
                                             COMPLEX(2)
NAME, AGE AND                                  ON WHICH
POSITION WITH FUND                       DIRECTOR SERVES      OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

ROBERT G. O'DONNELL, 59                           3           None
Chairman of the Board and
Principal Executive Officer

PAUL G. HAAGA, JR., 55                           17           None

THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND DIRECTORS AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS  SERVICE  COMPANY AT  800/421-0180.  THE  ADDRESS  FOR ALL  DIRECTORS  AND
OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) Elected effective February 18, 2004.
(5) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(6) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS
                                              YEAR FIRST
                                                 ELECTED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 AN OFFICER      AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                        OF THE FUND(1)      THE PRINCIPAL UNDERWRITER OF THE FUND

J. DALE HARVEY, 38                              1997          Vice President, Capital Research and Management
President                                                     Company

ABNER D. GOLDSTINE, 74                          1990          Senior Vice President and Director,
Senior Vice President                                         Capital Research and Management Company

JOHN H. SMET, 47                                2000          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

HILDA L. APPLBAUM, 43                           1999          Senior Vice President, Capital Research Company(2)
Vice President

GREGORY D. JOHNSON, 40                          2003          Senior Vice President, Capital Research Company(2)
Vice President

JEFFREY T. LAGER, 35                            2002          Vice President, Capital Research Company(2)
Vice President

MARK R. MACDONALD, 44                           2003          Senior Vice President, Capital Research and
Vice President                                                Management Company

PATRICK F. QUAN, 45                             1986          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

DAYNA G. YAMABE, 36                             2000          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

R. MARCIA GOULD, 49                             1994          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Company affiliated with Capital Research and Management Company.

OFFICES

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in American Balanced Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF AMERICAN BALANCED FUND AND COLLEGEAMERICA CAREFULLY. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

A LONG-TERM, VALUE-ORIENTED APPROACH
Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

AN UNPARALLELED GLOBAL RESEARCH EFFORT
American Funds draws on one of the industry's most globally integrated research networks.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

A COMMITMENT TO LOW OPERATING EXPENSES
American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds > American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-911-0204

Litho in USA AGD/L/8050

Printed on recycled paper


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that James K. Peterson, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees paid to the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
        a) Audit Fees:
                    2002             $50,000
                    2003             $49,000
        b) Audit- Related Fees:
                    2002             none
                    2003             none
        c) Tax Fees:
                    2002             $5,000
                    2003             $5,000

                    The tax fees consist of professional services relating to the preparation of the fund's tax returns. d) All Other
                    Fees: 2002 none 2003 none

                    Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):

        b) Audit- Related Fees:
                    2002        $318,000
                    2003        $305,000

                    The audit-related fees consist of assurance and related services relating to the examination of the fund's transfer agency conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

        c) Tax Fees:
                    2002             none
                    2003             none
        d) All Other Fees:
                    2002             none
                    2003             none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $360,000 for fiscal year 2002 and $315,000 for fiscal year 2003. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


AMERICAN BALANCED FUND, INC.


                                 By /s/ Robert G. O'Donnell
                                 ----------------------------------------
                                 Robert G. O'Donnell, Chairman and PEO
                                 Date: March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Robert G. O'Donnell
   --------------------------------------------------
   Robert G. O'Donnell, Chairman and PEO
   Date:  March 10, 2004




By /s/ Dayna G. Yamabe
   -------------------------------------------------
   Dayna G. Yamabe, Treasurer
   Date: March 10, 2004